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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

ACCURAY INCORPORATED
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 NOTICE OF
2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 13, 2008

To our Stockholders:

        You are cordially invited to attend our 2008 Annual Meeting of Stockholders, which will be held at the Four Seasons Silicon Valley at East Palo Alto, located at 2050 University Avenue, East Palo Alto, California 94303 on Thursday November 13, 2008. We are holding the annual meeting for the following purposes:

  1.
  To elect two Class II directors to hold office until our 2011 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed;

  2.
  To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2009; and

  3.
  To transact any other business as may properly come before the meeting, including any motion to adjourn to a later date to permit further solicitation of proxies, if necessary, or any adjournment or postponement of the meeting.

        These items of business to be transacted at the meeting are more fully described in the proxy statement.

        The annual meeting will begin promptly at 10:00 a.m. PST and check-in will begin at 9:30 a.m. PST. Only holders of record of shares of our common stock at the close of business on September 19, 2008, the record date, are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.

        We are pleased to be using the new U.S. Securities and Exchange Commission rule that allows companies to furnish proxy materials to their stockholders primarily over the Internet. We believe that this new process should expedite stockholders' receipt of proxy materials, lower the costs of our annual meeting and help to conserve natural resources. On September 29, 2008, we mailed our stockholders a notice containing instructions on how to access our 2008 Proxy Statement and 2008 Annual Report and vote online. The notice also included instructions on how to receive a paper copy of your annual meeting materials, including the notice of annual meeting, proxy statement and proxy card. If you received your annual meeting materials by mail, the notice of annual meeting, proxy statement and proxy card were enclosed. If you received your annual meeting materials via e-mail, the e-mail contained voting instructions and links to the annual report and the proxy statement on the Internet, which are both available at http://bnymellon.mobular.net/bnymellon/aray.

        For a period of at least 10 days prior to the meeting, a complete list of stockholders entitled to vote at the meeting will be available and open to the examination of any stockholder for any purpose germane to the meeting during normal business hours at our principal executive offices.

        All stockholders are cordially invited to attend the meeting in person. Even if you plan to attend the meeting, please cast your vote as instructed in the Notice of Internet Availability of Proxy Materials as promptly as possible. If you chose to receive paper copies of your proxy materials, including the proxy card, please complete, sign and date the proxy card and return it promptly in the postage-paid return envelope in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting. Even if you have given your proxy, you may still attend and vote in person at the meeting after revoking your proxy prior to the meeting.

By order of the Board of Directors,

Euan S. Thomson, Ph.D. President and Chief Executive Officer

Sunnyvale, California
September 29, 2008

i

Indemnification Officers and Directors	53
Other Arrangements	53
Review, Approval or Ratification of Transactions with Related Parties	53
WHERE YOU CAN FIND ADDITIONAL INFORMATION	54
Stockholders Sharing the Same Address	54
OTHER MATTERS	54
Appendix A Charter of the Audit Committee of the Board of Directors	A-1
Appendix B Charter of the Compensation Committee of the Board of Directors	B-1

ii

 PROXY STATEMENT FOR
2008 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON NOVEMBER 13, 2008

        This proxy statement is furnished to our stockholders as of September 19, 2008, the record date, in connection with the solicitation of proxies by our board of directors for use at our annual meeting of stockholders, to be held at the Four Seasons Silicon Valley at East Palo Alto, located at 2050 University Avenue, East Palo Alto, California 94303 on Thursday November 13, 2008 at 10:00 a.m. PST and at and at any adjournments or postponements of the meeting. This proxy statement and the proxy card, together with a copy of our Annual Report on Form 10-K for our fiscal year ended June 28, 2008, is first being made available to our stockholders on or about September 29, 2008. The Company's fiscal year ends on the Saturday closest to June 30, so that in a 52 week period, each fiscal quarter consists of 13 weeks, but for ease of presentation purposes, we refer to June 30, 2008 as our fiscal year end.

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION
AND VOTING AT THE MEETING

Why did I receive a Notice of Internet Availability of Proxy Materials?	Under rules recently adopted by the U.S. Securities and Exchange Commission, or SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On September 29, 2008, we mailed to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including this proxy statement and our annual report. The Notice of Internet Availability of Proxy Materials also instructs you on how to access your proxy card to vote through the Internet or by telephone.

This new process is designed to expedite stockholders' receipt of proxy materials, lower the cost of the annual meeting, and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability of Proxy Materials. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. If you received your annual meeting materials via e-mail, the e-mail contained voting instructions and links to the annual report and the proxy statement on the Internet, which are both available at http://bnymellon.mobular.net/bnymellon/aray.

Why am I receiving access to these proxy materials?	You are receiving access to this proxy statement from us because you were a stockholder of record at the close of business on the record date of September 19, 2008. As a stockholder of record, you are invited to attend our annual meeting of stockholders and are entitled to vote on the items of business described in this proxy statement. This proxy statement contains important information about the meeting and the items of business to be transacted at the meeting. You are strongly encouraged to read this proxy statement, which includes information that you may find useful in determining how to vote.
Who is entitled to attend and vote at the meeting?

Only holders of record of shares of our common stock at the close of business on September 19, 2008 (the record date) are entitled to notice of, to attend and to vote at the meeting and any adjournments or postponements of the meeting.
How many shares are outstanding?
On the record date, 54,680,360 shares of our common stock were issued and outstanding and held by approximately 143 holders of record. Each share of common stock outstanding on the record date is entitled to one vote.
How many shares must be present or represented to conduct business at the meeting (that is, what constitutes a quorum)?
The presence at the meeting, in person or represented by proxy, of the holders of at least a majority of the shares of our common stock, issued and outstanding on the record date and entitled to vote at the meeting, will constitute a quorum for the transaction of business. If, however, a quorum is not present, in person or represented by proxy, then either the chairman of the meeting or the stockholders entitled to vote at the meeting may adjourn the meeting until a later time.
What items of business will be voted on at the meeting?	The items of business to be voted on at the meeting are as follows:
	1.	The election of two Class II directors to hold office until our 2011 Annual Meeting of Stockholders, or until their respective successors have been duly elected or appointed;
	2.	The ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2009.
What happens if additional matters are presented at the meeting?
The only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement. As of the date of this proxy statement, no stockholder has advised us of the intent to present any other matter, and we are not aware of any other matters to be presented at the meeting. If any other matter or matters are properly brought before the meeting, the person(s) named as your proxyholder(s) will have the discretion to vote your shares on the matters in accordance with their best judgment and as they deem advisable.

How does the board of directors recommend that I vote?	Our board of directors recommends that you vote your shares "FOR" the election of each of the director nominees identified in this proxy statement and "FOR" the ratification of the appointment of Grant Thornton LLP.
What shares can I vote at the meeting?

You may vote all of the shares you owned as of September 19, 2008, the record date, including shares held directly in your name as the stockholder of record and all shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.
What is the difference between holding shares as a stockholder of record and as a beneficial owner?
Most of our stockholders hold their shares through a broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholders of Record. If your shares are registered directly in your name with our transfer agent, BNY Mellon Shareowner Services, you are considered, with respect to those shares, the stockholder of record, and these proxy materials are being sent directly to you by us. As the stockholder of record, you have the right to vote in person at the meeting or direct the proxyholder how to vote your shares on your behalf at the meeting by fully completing, signing and dating the enclosed proxy card and returning it to us in the enclosed postage-paid return envelope.

Beneficial Owner. If your shares are held in a brokerage account or by a trustee or another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being made available to you together with a voting instruction card by your broker, trustee or other nominee. As the beneficial owner, you have the right to direct your broker, trustee or nominee to vote your shares as you instruct in the voting instruction card. The broker, trustee or other nominee may either vote in person at the meeting or grant a proxy and direct the proxyholder to vote your shares at the meeting as you instruct in the voting instruction card. You may also vote in person at the meeting, but only after you obtain a "legal proxy" from the broker, trustee or nominee that holds your shares, giving you the right to vote your shares at the meeting. Your broker, trustee or nominee has enclosed or provided a voting instruction card for you to use in directing the broker, trustee or nominee how to vote your shares.

How can I vote my shares without attending the meeting?
As discussed previously, whether you hold shares directly as the stockholder of record or as a beneficial owner, you may direct how your shares are voted without attending the meeting by voting on the Internet, voting by phone, or completing and returning the proxy card or voting instruction card. If you provide specific instructions with regard to items of business to be voted on at the meeting, your shares will be voted as you instruct on those items. Proxies properly signed, dated and submitted to us that do not contain voting instructions and are not revoked prior to the meeting will be voted "FOR" the election of each of the director nominees identified in this proxy statement and "FOR" the ratification of the appointment of Grant Thornton LLP.
How can I vote my shares in person at the meeting?
Shares held in your name as the stockholder of record may be voted in person at the meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares at the meeting. You should be prepared to present photo identification for admittance. Please also note that if you are not a stockholder of record but hold shares through a broker, trustee or nominee, you will need to provide proof of beneficial ownership as of the record date, such as your most recent brokerage account statement, a copy of the voting instruction card provided by your broker, trustee or nominee, or other similar evidence of ownership. The meeting will begin promptly at 10:00 a.m. PST. Check-in will begin at 9:30 a.m. PST. Even if you plan to attend the meeting, we recommend that you also vote by Internet, vote by telephone, or complete, sign and date the proxy card or voting instruction card and return it promptly in order to ensure that your vote will be counted if you later decide not to, or are unable to, attend the meeting.
Can I change my vote or revoke my proxy?
You may change your vote or revoke your proxy at any time prior to the vote at the meeting. If you are the stockholder of record, you may change your vote by granting a new proxy bearing a later date, which automatically revokes the earlier proxy, by providing a written notice of revocation to our Corporate Secretary prior to your shares being voted, or by attending the meeting and voting in person. Attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request.

If you are a beneficial owner, you may change your vote by submitting a new voting instruction card to your broker, trustee or nominee, or, if you have obtained a legal proxy from your broker, trustee or nominee giving you the right to vote your shares, by attending the meeting and voting in person.

Is my vote confidential?
Proxy cards, voting instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed, except as required by law to BNY Mellon Shareowner Services, our transfer agent, to allow for the tabulation of votes and certification of the vote, and to facilitate a successful proxy solicitation.
How are votes counted and what vote is required to approve each item?
Each outstanding share of our common stock entitles the holder to one vote per share on each matter considered at the meeting. Stockholders are not entitled to cumulate their votes in the election of directors or with respect to any matter submitted to a vote of the stockholders. The election of directors requires a plurality of the votes cast for the election of directors and, accordingly, the two director nominees receiving the highest number of affirmative "FOR" votes at the meeting will be elected to serve as Class II directors. You may vote either "FOR" or "WITHHOLD" your vote for the director nominees. A properly executed proxy marked "WITHHOLD" with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum.

Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2009 is not required by law or by governing instruments. However, our board of directors is submitting the selection of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate governance and practice. The ratification of the appointment of Grant Thornton LLP requires a majority of the votes cast. You may vote either "FOR" or "AGAINST" ratification of the appointment, or you may abstain. A properly executed proxy marked "ABSTAIN" with respect to the ratification of the appointment will not be voted with respect to such ratification, although it will be counted for purposes of determining both whether there is a quorum and the total number of votes cast with respect to the proposal. If the stockholders fail to ratify the appointment, the audit committee of our board of directors will reconsider whether or not to retain that firm.

What is a "broker non-vote"?
Under the rules that govern brokers and banks who have record ownership of our shares of common stock that are held in street name for their clients such as you, who are the beneficial owners of the shares, brokers and banks have the discretion to vote such shares on routine matters. The election of directors and the ratification of the appointment of independent registered public accounting firms are considered routine matters.

Therefore, if you do not otherwise instruct your broker or bank, the broker or bank may vote your shares on these matters. A "broker non-vote" occurs when a broker or bank expressly instructs on a proxy card that it is not voting on a matter, whether routine or non-routine.
How are "broker non-votes" counted?
Broker non-votes will be counted as present for the purpose of determining the presence or absence of a quorum for the transaction of business, but they will not be counted in tabulating the voting result for any particular proposal.
How are abstentions counted?
If you return a proxy card that indicates an abstention from voting on all matters, the shares represented by your proxy will be counted as present for the purpose of determining both the presence of a quorum and the total number of votes cast with respect to a proposal (other than the election of directors), but they will not be counted in tabulating the voting results for any particular proposal. As a result, an abstention will have the same effect as a vote against a proposal.
What happens if the meeting is adjourned?
If our annual meeting is adjourned to another time and place, no additional notice will be given of the adjourned meeting if the time and place of the adjourned meeting is announced at the annual meeting, unless the adjournment is for more than 30 days, in which case a notice of the adjourned meeting will be given to each stockholder of record entitled to vote at the adjourned meeting. At the adjourned meeting, we may transact any items of business that might have been transacted at the annual meeting.
Who will serve as inspector of elections?	A representative of BNY Mellon Shareowner Services, our transfer agent, will tabulate the votes and act as inspector of elections at the meeting.

What should I do in the event that I receive more than one set of proxy materials?
You may receive more than one set, or Notification of Internet Availability of Proxy Materials, of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a stockholder of record and your shares are registered in more than one name, you may receive more than one Notification of Internet Availability of Proxy Materials or proxy card. Please vote on the Internet, by telephone, or complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.
Who is soliciting my vote and who will bear the costs of this solicitation?
The proxy is being solicited on behalf of our board of directors. We will bear the entire cost of solicitation of proxies, including preparation, Internet posting, assembly, printing and mailing of this proxy statement. In addition to solicitation by mail, our directors, officers and employees may also solicit proxies in person, by telephone, by electronic mail or by other means of communication. We will not pay any additional compensation to our directors, officers or other employees for soliciting proxies. Copies of the proxy materials will be furnished to brokerage firms, banks, trustees, custodians and other nominees holding beneficially owned shares of our common stock, who will forward the proxy materials to the beneficial owners. We may reimburse brokerage firms, banks, trustees, custodians and other agents for the costs of forwarding the proxy materials. Our costs for forwarding proxy materials will not be significant.
Where can I find the voting results of the meeting?	We intend to announce preliminary voting results at the meeting, and publish the final voting results in our quarterly report on Form 10-Q for the second quarter of fiscal year 2009.
What is the deadline for submitting proposals for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?
As a stockholder, you may be entitled to present proposals for action at a future meeting of stockholders, including director nominations. Please refer to "Stockholder Proposals" and "Nomination of Director Candidates" below.

Stockholder Proposals

        For a stockholder proposal to be considered for inclusion in our proxy statement for the annual meeting to be held in 2009, the proposal must be in writing and received by our Corporate Secretary at our principal executive offices no later than May 22, 2009. If the date of next year's annual meeting is more than 30 days before or 30 days after the anniversary date of this year's annual meeting, the deadline for inclusion of proposals in our proxy statement will instead be a reasonable time before we begin to print and mail our proxy materials. Stockholder proposals must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended, and any other applicable rules established by the Securities and Exchange Commission, or SEC. In addition, our bylaws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in our proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received at our principal executive offices not less than 90 calendar days before nor more than 120 calendar days before the one year anniversary of the date on which we first mailed our proxy statement to stockholders in connection with the previous year's annual meeting of stockholders. Therefore, to be presented at our 2009 annual meeting of stockholders, such a proposal must be received by us after May 22, 2009 but no later than June 21, 2009. If the date of the annual meeting is more than 30 days earlier or more than 30 days later than such anniversary date, notice must be received not later than the close of business on the later of 120 calendar days in advance of such annual meeting or ten calendar days following the date on which public announcement of the date of the meeting is first made. Our bylaws also specify requirements as to the form and content of a stockholder's notice. All stockholder proposals should be addressed to:

  Corporate Secretary
  Accuray Incorporated
  1310 Chesapeake Terrace
  Sunnyvale, California 94089

 Nomination of Director Candidates

        Any proposals for director candidates for consideration by our board of directors must be in writing and include the nominee's name and qualifications for board membership and should be directed to our Corporate Secretary at our principal executive offices. Our bylaws also require that any proposal for nomination of directors include the consent of each nominee to serve as a member of our board of directors, if so elected. Stockholders are also advised to review our bylaws, which contain additional requirements with respect to stockholder nominees for our board of directors. In addition, the stockholder must give timely notice to our Corporate Secretary in accordance with the provisions of our bylaws, which require that the notice be received by our Corporate Secretary no earlier than May 22, 2009 and no later than June 21, 2009.

PROPOSAL ONE—ELECTION OF DIRECTORS

Classes of the Board of Directors

        Our Amended and Restated Certificate of Incorporation provides that our board of directors shall be divided into three classes, designated as Class I, Class II and Class III, respectively, with the classes of directors serving for staggered three-year terms. Ted T.C. Tu, a Class II director, was not nominated to stand for re-election to our board of directors at the end of his term expiring at the Annual Meeting. Our board of directors currently consists of eight directors, with two directors in Class I, and three directors in each of Classes II and III; however, as the board of directors has nominated only two Class II directors for election at the annual meeting, following the annual meeting, there will be a vacancy in Class II. Proxies cannot be voted for more than two persons.

        The names of each continuing member of our board of directors, including each nominee for election to our board of directors, the class in which they serve, their ages as of July 31, 2008, principal occupation and length of service on the board of directors, are as follows:

Name	Term Expires	Age	Principal Occupation	Director Since
Class II Directors
John R. Adler, Jr., M.D.	2008	54	Professor of Neurosurgery and Radiation Oncology, Stanford University; Co-founder, Accuray Incorporated	1990
John P. Wareham	2008	66	Chairman of the Board, Steris Corporation	2008
Class III Directors
Elizabeth Dávila(1)(2)	2009	64	Board Member, Advanced Medical Optics	2008
Euan S. Thomson, Ph.D.	2009	45	President and Chief Executive Officer, Accuray Incorporated	2002
Wayne Wu(1)(3)	2009	45	President, Pacific Health Investment, Inc.	1998
Class I Directors
Robert S. Weiss(2)(3)	2010	61	Chief Executive Officer and President, The Cooper Companies, Inc.	2007
Li Yu(1)(2)(3)	2010	67	Chairman of the Board, President and Chief Executive Officer, Preferred Bank	2004

(1)
Member of the Compensation Committee

(2)
Member of the Audit Committee

(3)
Member of the Nominating and Corporate Governance Committee

Director Nominees

        Our board of directors has nominated John R. Adler, Jr., M.D. and John P. Wareham for re-election as Class II directors. Each nominee for director has consented to being named in this proxy statement and has indicated a willingness to serve if elected. Although we do not anticipate that any nominee will be unavailable for election, if a nominee is unavailable for election, the persons named as proxyholders will use their discretion to vote for any substitute nominee in accordance with their best judgment as they deem advisable.

        John R. Adler, Jr., M.D. is one of our founders and has served as a member of our board of directors since December 1990. From September 1999 through May 2004, Dr. Adler served as Chairman of our board of directors, and from October 1999 to March 2002, as our Chief Executive Officer. From January 1995 until July 1999, he served as the Vice Chairman of our board of directors. Since July 1987, Dr. Adler has been a member of the faculty at Stanford University and a Professor of Neurosurgery and Radiation Oncology at Stanford University since September 1998. Dr. Adler also serves on the editorial boards of Computer-Aided Surgery, The Journal of Medical Robotics and Computer Assisted Surgery, Chinese Journal of Clinical Oncology and Technology in Cancer Research and Treatment. Dr. Adler holds an A.B. in Biochemistry from Harvard College and an M.D. from Harvard Medical School.

        John P. Wareham has served as a member of our board of directors since February 2008. Mr. Wareham is currently Chairman of the board of directors of Steris Corporation, a manufacturer of sterilization systems used in hospitals and other clinical and high risk settings. From 1998 to 2005, Mr. Wareham served as Chief Executive Officer of Beckman Coulter, Inc., a leading diagnostic testing systems company. He also held the titles of President of Beckman Coulter, Inc. from 1993 to 2003 and Chairman from 1999 to 2005. Mr. Wareham also serves on the boards of directors of Greatbatch, Inc., a manufacturer of electronic components used in implantable medical devices such as pacemakers and defibrillators, and ResMed, Ltd., a manufacturer of medical devices used to diagnose and treat obstructive sleep apnea and other sleep-related respiratory disorders. Mr. Wareham holds a B.S. in Pharmacy from Creighton University in Omaha, Nebraska, and an M.B.A. from Washington University in St. Louis, Missouri.

        If elected, Dr. Adler and Mr. Wareham will hold office as Class II directors until our annual meeting of stockholders to be held in 2011, assuming that their respective successors have been duly elected, or until their earlier death, resignation or removal.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE TWO NOMINEES FOR CLASS II DIRECTOR LISTED ABOVE.

Directors Whose Terms Extend Beyond the 2008 Annual Meeting

        Euan S. Thomson, Ph.D. has served as our Chief Executive Officer and a member of our board of directors since March 2002 and as our President since October 2002. Prior to joining our company, Dr. Thomson served as Chief Executive Officer of Photoelectron Corporation, a medical device company, and held various positions as a medical physicist within the United Kingdom National Health Service. He also previously worked as a consultant for other medical device companies, including Varian Oncology Systems and Radionics, Inc. Dr. Thomson holds a B.S. in Physics, an M.S. in Radiation Physics and a Ph.D. in Physics, with an emphasis on stereotactic brain radiotherapy, each from the University of London.

        Elizabeth Dávila has served as a member of our board of directors since February 2008 and as Vice Chairperson of our board of directors since September 2008. Ms. Dávila was the former Chairman and

Chief Executive Officer of VISX, Incorporated, or VISX, a manufacturer of laser vision correction systems, which was acquired by Advanced Medical Optics in May 2005. Prior to becoming Chairman and Chief Executive Officer of VISX in 2001, she served as President and Chief Operating Officer of VISX from 1999 to 2001 and as Executive Vice President and Chief Operating Officer from 1995 to 1999. Ms. Dávila currently serves as a member of the boards of directors of Advanced Medical Optics and NuGEN Technologies, Inc. Ms. Dávila previously served on the boards of directors of Cholestech Corp. and VidaMed, Inc., medical device companies which were acquired in 2007 and 2002, respectively. Ms. Dávila holds a B.S. in Chemistry from St Mary's College, an M.S. in Chemistry from the University of Notre Dame and an M.B.A. from Stanford University.

        Wayne Wu has served as a member of our board of directors since April 1998 and the Chairperson of our board of directors since May 2004. Since June 2005, Mr. Wu has been the President of Pacific Health Investment, Inc., a life science investments company. From February 1998 through May 2005, he served as manager of Pacific Republic Capital Group, a life science investments fund. Mr. Wu holds a B.S. in Mathematics from the National Central University in Taiwan and an M.A. in Mathematics from the University of Southern California. Mr. Wu also serves on the Board of Directors of Green Tree Investment Company, a chain of upscale budget business hotels in the People's Republic of China.

        Robert S. Weiss has served as a member of our board of directors since January 2007. Since November 2007, Mr. Weiss has served as the Chief Executive Officer of The Cooper Companies, Inc., or Cooper, a global specialty medical products company. He was also given the title of President of Cooper in March 2008. Mr. Weiss has served in various senior executive management positions with Cooper since 1989. From January 2005 through October 2007, Mr. Weiss served as the Executive Vice President and Chief Operating Officer of Cooper, and from March 2007 to March 2008, he also served as President of CooperVision, Cooper's contact lens subsidiary. Prior to that, he served as Cooper's Chief Financial Officer from September 1989 to January 2005 and held the title of Executive Vice President from October 1995 onward. From March 1984 until October 1995 he served at Cooper in various other roles, including Senior Vice President, Vice President and Corporate Controller. Mr. Weiss also serves on the board of directors of Cooper. Mr. Weiss holds a B.S. in Accounting from the University of Scranton.

        Li Yu has served as a member of our board of directors since June 2004. Since December 1991, Mr. Yu has served as the Chairman of the board of directors and, since January 1993, as the President and Chief Executive Officer of Preferred Bank, a financial institution. From 1987 until December 1991, Mr. Yu served as President of Greenway International, a privately held real estate investment company. From 1982 to 1987, he served as Chairman of the board of directors of California Pacific National Bank, which was acquired by an entity subsequently acquired by Bank of America. Mr. Yu holds an M.B.A. from the University of California, Los Angeles.

PROPOSAL TWO—RATIFICATION OF APPOINTMENT
OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee of our board of directors has selected Grant Thornton LLP as our independent registered public accounting firm to perform the audit of our consolidated financial statements for the fiscal year ending June 30, 2009. Grant Thornton LLP audited our consolidated financial statements for the fiscal years ended June 30, 2008, 2007 and 2006. Grant Thornton LLP is an independent registered public accounting firm.

        Stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2009 is not required by law, by the Nasdaq Stock Market listing requirements or by our certificate of incorporation or bylaws. However, our board of directors is submitting the selection of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate governance and practice. If the stockholders fail to ratify the appointment, the Audit Committee of our board of directors will reconsider whether or not to retain that firm. Even if the selection is ratified, we may appoint a different independent registered public accounting firm during the year if the Audit Committee of our board of directors determines that such a change would be in the best interests of our company and our stockholders.

        Representatives of Grant Thornton LLP are expected to be present at the annual meeting of stockholders. They will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from our stockholders.

Board of Directors' Recommendation

        THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2009.

Audit and Non-Audit Services

        The Audit Committee is directly responsible for the appointment, compensation, and oversight of our independent auditors. The Audit Committee retained Grant Thornton LLP to audit our consolidated financial statements for the fiscal year ended June 30, 2008. The Audit Committee did not retain Grant Thornton LLP to provide other non-audit and related services in fiscal 2008.

        The aggregate fees billed by Grant Thornton LLP for audit and non-audit services in 2008 and 2007 are as follows:

	Fiscal Year Ended June 30,
Service Category	2008	2007
Audit Fees(1)	$1,618,602	$2,014,723
Audit Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$1,618,602	$2,014,723

    (1)
    Audit fees consist of fees for professional services performed for the audit of our consolidated annual financial statements. In 2008, audit fees also include fees for the audit of our internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act. In 2007, audit fees also include fees related to our initial public offering.

        In the above table, in accordance with the SEC's definitions and rules, "audit fees" are fees for professional services for the audit of our consolidated financial statements included in our annual report on Form 10-K, for the review of our financial statements included in our quarterly reports on Form 10-Q, for the review of registration statements and issuance of consents and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements except those not required by statute or regulation; " audit related fees" are fees for assurance and related services that were reasonably related to the performance of the audit or review of our financial statements, including attestation services that are not required by statute or regulation; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories.

Audit Committee Pre-Approval Policies and Procedures

        The Audit Committee pre-approves all audit and permissible non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services and tax services, as well as, to a very limited extent, specifically designated non-audit services which, in the opinion of the Audit Committee, will not impair the independence of the registered public accounting firm. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, including the fees for the services performed to date. In addition, the Audit Committee also may pre-approve particular services on a case-by-case basis, as required.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the board of directors is responsible for overseeing our accounting and financial reporting processes and internal control systems, the appointment, compensation, retention and oversight of Grant Thornton LLP, our independent registered public accounting firm, and audits of our financial statements, all pursuant to the Audit Committee's written charter. Grant Thornton LLP reports directly to the Audit Committee. The Audit Committee has the authority to obtain advice and assistance from outside legal, accounting or other advisors as the Audit Committee deems necessary to carry out its duties and to receive appropriate funding, as determined by the Audit Committee, from our company for such advice and assistance.

        Management is responsible for preparing our financial statements and for our financial reporting processes, accounting policies, systems of internal controls and disclosure controls and procedures. For our fiscal year ended June 30, 2008, Grant Thornton LLP was responsible for expressing an opinion on the effectiveness of our internal control over financial reporting. Grant Thornton LLP is also responsible for performing an independent audit and expressing an opinion on the conformity of our audited financial statements with accounting principles generally accepted in the United States.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed our audited financial statements for fiscal year 2008 with our management.

  2.
  The Audit Committee has discussed with Grant Thornton LLP the matters required to be discussed by SAS 61, as amended (Codification of Statements on Auditing Standard, AU 380).

  3.
  The Audit Committee has received the written disclosures and the letter from Grant Thornton LLP required by Independence Standards Board Standard No. 1 (Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committee") and has discussed and confirmed with Grant Thornton LLP its independence.

  4.
  Based on the review and discussions referred to in paragraphs (1) through (3) above, the Audit Committee recommended to our board of directors, that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended June 28, 2008, for filing with the SEC.

        The foregoing report is provided by the undersigned members of the Audit Committee.

  Robert S. Weiss (Chairman)
  Elizabeth Dávila
  Li Yu

        The foregoing Audit Committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, and shall not otherwise be deemed filed under these acts, except to the extent we incorporate by reference into such filings.

 REPORT OF THE COMPENSATION COMMITTEE

        This report, filed in accordance with Item 407(e)(5) of Regulation S-K, should be read in conjunction with the other information relating to executive compensation which is contained elsewhere in this proxy statement and is not repeated here.

        In this context, the Compensation Committee hereby reports as follows:

  1.
  The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis section contained herein with management.

  2.
  Based on the review and discussions referred to in paragraph (1) above, the Compensation Committee recommended to our board of directors, that the Compensation Discussion and Analysis be included in the proxy statement on Schedule 14A for the fiscal year ended June 30, 2008 for filing with the SEC and in this proxy statement

        The foregoing report is provided by the undersigned members of the Compensation Committee.

    September 19, 2008

    Li Yu (Chairman)
    Elizabeth Dávila
    Wayne Wu

        The foregoing Compensation Committee report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended and shall not otherwise be deemed filed under these acts, except to the extent we incorporate by reference into such filings.

 COMPENSATION DISCUSSION & ANALYSIS

Introduction

        This Compensation Discussion and Analysis provides information regarding the fiscal 2008 compensation program for the principal executive officer, the principal financial officer, and the three executive officers (other than the principal executive officer and principal financial officer) who were the most highly compensated executives of Accuray Incorporated. During fiscal 2008, these individuals were:

  •
  Euan S. Thomson, PhD., our President and Chief Executive Officer;

  •
  Robert E. McNamara, our former Senior Vice President, Chief Financial Officer;

  •
  Chris A. Raanes, our Senior Vice President, Chief Operating Officer;

  •
  Eric P. Lindquist, our Senior Vice President, Chief Marketing Officer; and

  •
  Wade B. Hampton, our Senior Vice President, Chief Sales Officer.

        These executives were Accuray Incorporated's Named Executive Officers, or NEOs, for fiscal 2008. (In this Compensation Discussion and Analysis, Accuray Incorporated is referred to as "our," "us," "we," or "the Company".) Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

        This Compensation Discussion and Analysis describes the material elements of our executive compensation program during fiscal 2008. It also provides an overview of our executive compensation philosophy, including our principal compensation policies and practices. Finally, it analyzes how and why the Compensation Committee of our board of directors arrived at the specific compensation decisions for our executives, including the Named Executive Officers, in fiscal 2008, including the key factors that the Committee considered in determining their compensation.

Background and Compensation Philosophy

        We are a technology company that designs, develops and markets intelligent robotic radiosurgery systems for use in the non-invasive cancer treatment field. We operate in a highly complex and competitive business environment that is subject to significant regulatory oversight, and which is being constantly reshaped by rapid technological advances, rapidly changing market requirements, and the emergence of new and well-funded competitors. To thrive in this environment, we must continuously improve the effectiveness and productivity of our existing radiosurgery processes, as well as identify customer needs and develop and commercialize new products and product enhancements to meet those needs.

        To achieve these objectives, we need a highly-talented and seasoned management team with the integrity, skills and dedication necessary to oversee a dynamic and growing organization and the vision to anticipate and respond to future market developments. In addition, part of our long-term business strategy is to pursue acquisitions of and investments in businesses and technologies that will expand our business and enhance our technology development capabilities. Consequently, our executives must be capable of fulfilling this strategy, identifying complementary businesses and technologies, determining the most advantageous form of investment, negotiating acquisitions and strategic relationships, and successfully blending these organizations and technologies into our business.

        Our executive compensation program is designed to foster practices that will enable us to attract, retain, motivate and appropriately reward the individuals who can help us successfully execute our business strategy and promote the best interests of our stockholders. To achieve these objectives, our executive compensation program is based on the following core principles:

  •
  Our executive compensation program should be sufficiently competitive relative to comparable medical device companies to attract and retain executives who can achieve the Company's strategic goals and create long-term stockholder value in a cost-effective manner

  •
  Our executives should view their compensation as being tied to the long-term best interests of our stockholders

  •
  Our executive compensation program should recognize individual contributions as well as overall business results

  •
  An executive's compensation should be appropriate in light of his or her experience, responsibilities, and performance

  •
  There should be a direct link between the total direct compensation that an executive earns and Company, business, and individual performance

        These principles form the foundation of our "Total Rewards" philosophy, which is reflected in the various compensation elements—base salary, annual cash incentives, equity awards, and other benefits—that comprise our executive compensation program. These components are regularly reviewed and adjusted, as the Compensation Committee deems necessary and appropriate, to ensure that we provide total direct compensation and benefits opportunities that enable us to:

  •
  attract and retain executives whose abilities are critical to our long-term success;

  •
  motivate these executives to perform at their highest level and appropriately reward strong individual performers who consistently deliver superior results in support of the Company's business objectives and, thereby, enhance the current and long-term value of our stockholders' investments;

  •
  tie a significant portion of our executives' short-term incentives to the achievement of measureable corporate and individual performance objectives that further our long-term business strategy;

  •
  provide long-term incentives that are based on creating and sustaining the value of our stockholders' investments; and

  •
  encourage our executives to manage our business from the perspective of owners with an equity stake in the Company.

Compensation Process

        The Compensation Committee oversees our executive compensation philosophy and administers our executive compensation program. The Committee is responsible for reviewing the performance of our Chief Executive Officer and setting his compensation, and for approving the compensation for our other executives, including the other Named Executive Officers. The Committee is also responsible for reviewing and recommending to our board of directors the compensation of our directors and establishing and regularly reviewing the compensation and benefits policies for our executives and salaried employees. For additional information on the Committee, including the scope of its authority, see Corporate Governance and Board of Directors Matters—Compensation Committee below.

        At the beginning of each fiscal year, the Compensation Committee establishes the performance objectives for the Company and makes decisions with respect to any base salary adjustment, approves the individual performance objectives and target annual cash incentive award opportunities, and makes decisions with respect to equity awards for our executives, including the Named Executive Officers, for the upcoming year. After the end of the fiscal year, the Committee assesses the performance of our executives, including the Named Executive Officers, to determine the payouts for the annual cash incentive award opportunities for the previous year.

  Role of Management

        To aid in its deliberations, each year our Chief Executive Officer provides recommendations to the Compensation Committee as to the individual compensation elements for each of our executives, including the Named Executive Officers (other than himself). Prior to formulating these recommendations, our Chief Executive Officer conducts an annual performance review of our other executives to evaluate their performance for the prior fiscal year. He then presents the results of these evaluations, along with his recommendations as to their compensation, including base salary adjustments, annual cash incentive award opportunities and payouts, and equity awards, to the Committee for its consideration. Similarly, our Chief Executive Officer's performance is reviewed annually by the Committee as part of its deliberations with respect to his compensation.

        Our Chief Executive Officer also meets with the Compensation Committee at the beginning of each year to formulate the Company's performance objectives for each fiscal year and the individual performance objectives for each executive. Typically, our Chief Executive Officer is present at Committee meetings where executive compensation and corporate and individual performance are discussed and evaluated (except when his own compensation and performance are discussed). From time to time, our Chief Financial Officer, General Counsel, and Vice President of Human Resources may also attend Committee meetings at which executive compensation matters are discussed and participate in those discussions.

        We are assisted in executive compensation matters by Compensia, Inc., a national compensation consulting firm, which has been engaged by the Company. Compensia advises the Company with respect to trends in executive compensation, the determination of pay programs, the assessment of competitive pay levels and mix (for example, the proportion of fixed pay to incentive pay, and the proportion of annual cash pay to long-term incentive pay), and setting compensation levels.

  Role of Compensation Consultants

        The Compensation Committee may, from time to time, engage one or more independent compensation consultants to provide compensation data and analysis and to assist in developing and reviewing overall executive compensation strategies. During fiscal 2008, the Committee engaged Watson Wyatt Worldwide to serve as its independent advisor with respect to implementing our executive compensation program and determining the appropriate base salary levels, annual cash incentive awards, and equity awards for our executives by providing industry competitive analyses and assessing the reasonableness of individual compensation elements and total direct compensation.

        Examples of the projects performed by Watson Wyatt during fiscal 2008 included an assessment of the competitive practices and the amounts and nature of our executives' total compensation and preparation of a total rewards compensation survey (encompassing base salary, annual cash incentive award opportunities, equity awards, and other benefits and perquisites) and resulting recommendations. In fiscal 2008, Watson Wyatt advised the Compensation Committee in adjusting the base salaries of our executives, including the Named Executive Officers, and in establishing and determining their annual cash incentive award opportunities and payouts, respectively.

  Competitive Positioning

        In fiscal 2008, the Compensation Committee allocated the total direct compensation of our executives, including the Named Executive Officers, between cash and equity based on an analysis of the data reflected in the Radford 2006 Executive Compensation Survey and the MEDIC Executive Compensation Survey. The Radford survey is a survey of companies in the medical device, software, and other high-technology industries, while the MEDIC survey is a survey of companies in the medical device industry.

        In evaluating the base salaries of our executives for fiscal 2008, establishing target award opportunities for annual cash incentive awards, and making equity awards, the Compensation Committee reviewed the relevant survey data to inform its decisions on individual compensation elements, including the competitive reasonableness of arrangements, and to ensure that its decisions were consistent with the Company's compensation philosophy and strategy. However, the Committee did not base its decisions on targeting compensation to specific bench marks against the survey data, although, in establishing annual cash incentive award targets for fiscal 2008, the Committee sought to provide our executives with an opportunity to realize total target cash compensation that approximated or exceeded the 75% percentile of the relevant compensation market data, as reported in the Radford and MEDIC surveys.

        In order to further ensure that our executive compensation program is appropriately competitive in the marketplace, in fiscal 2009 the Compensation Committee also intends to assess the Company's performance and compensation against a peer group of 13 medical device companies with whom we compete for executive talent, which are in our industry sector and geographic region, and which have comparable financial and organizational characteristics. This peer group was initially developed by the

Company, with the assistance of Compensia, and submitted to the Compensation Committee for its review. The Committee, with the assistance of Watson Wyatt, evaluated the proposed peer group and provided input to the Company with respect to its composition. The final peer group for fiscal 2009 was approved by the Committee in July 2008.

        The companies comprising the peer group were selected on the basis of the following five selection criteria: business orientation (that is, high-growth companies that develop and design highly-technical devices and that have substantial international operations), total revenue, employee size, market capitalization, and revenue per employee, to analyze and assess the competitiveness of our Total Rewards program. The Compensation Committee intends to annually review the composition of the peer group to ensure it is the most relevant set of companies to use for comparison purposes.

        The peer group for fiscal 2009 is comprised of the following companies:

American Medical Systems Holdings, Inc.	ev3 Inc.	Sonosite, Inc.
AngioDynamics, Inc.	HealthTronics, Inc.	TomoTherapy Incorporated
ArthroCare Corporation	Integra LifeSciences Holdings Corporation	Volcano Corporation
Cyberonics, Inc.	Intuitive Surgical, Inc.
Datascope Corp.	Masimo Corporation

Compensation Elements

        During fiscal 2008, the compensation of our executives, including the Named Executive Officers, consisted of the following elements:

  •
  Base salary;

  •
  An annual cash incentive award opportunity; and

  •
  Equity awards.

  Base Salary

        We believe that a competitive base salary is the essential foundation to providing an appropriate total direct compensation package for our executives, including the Named Executive Officers. We use base salary to fairly and competitively compensate our executives for the jobs we ask them to perform. We view base salary as the most stable component of our executive compensation program, as this amount is not at risk.

        Historically, the Compensation Committee has positioned the base salaries of our executives at or above the 60th percentile of the relevant compensation market data, as reported in the Radford and MEDIC surveys described above. We believe that paying at this level provides us access to top executive talent and protects the compensation of our current executives from falling behind market.

        Because of our emphasis on performance-based compensation for executives, base salary adjustments are generally made only when the Compensation Committee believes there is a significant deviation from market or when an individual is promoted or assumes an increase in responsibility. The Committee reviews the base salary levels of our executives each year to determine whether an adjustment is warranted or necessary.

        In reviewing the base salaries of our executives during fiscal 2008, the Compensation Committee considered each executive's performance over the last fiscal year as evaluated by our Chief Executive Officer, his experience and responsibilities, the critical nature of the executive's position relative to the Company's success, and the Company's retention needs, and balanced these factors against the relevant compensation market data from the Radford and MEDIC surveys. In formulating his recommendations to the Committee with respect to base salary adjustments, our Chief Executive Officer also considers internal equity among our executives.

        For fiscal 2008, the average base salary increase for each of the Named Executive Officers was 15%, reflecting the Company's recently attained status as a publicly-held entity. The Compensation Committee determined that these adjustments were necessary to bring the base salaries of the Named Executive Officers into line with our philosophy of paying base salaries at the 60th percentile of the appropriate marketplace. Specifically, Dr. Thomson's annual base salary was increased from $420,000 to $500,000, Mr. McNamara's annual base salary was increased from $275,000 to $316,250, Mr. Raanes's annual base salary was increased from $290,000 to $333,500, Mr. Lindquist's annual base salary was increased from $275,000 to $316,250, and Mr. Hampton's annual base salary was increased from $250,000 to $276,000.

        For fiscal 2009, the Compensation Committee has maintained the base salaries of the Named Executive Officers at their fiscal 2008 levels, except that the Committee approved an increase in Mr. Raanes's annual base salary from $333,500 to $345,000 due to Mr. Raanes having assumed certain additional responsibilities in the areas of revenue management and an objective to accelerate installations of CyberKnife Systems.

        The base salaries paid to the Named Executive Officers during fiscal 2008 are reported in the Summary Compensation Table below.

  Annual Cash Incentives

        Annual cash incentive awards are a key re-enforcer of our performance-based culture. On average, we believe in providing our executives, including the Named Executive Officers, with a total target cash compensation opportunity that approximates or exceeds the 75th percentile of the relevant compensation market data, as reported in the Radford and MEDIC surveys. To achieve this objective, we provide our executives with an annual cash incentive award opportunity that is based on achievement of pre-established corporate and individual performance objectives.

        In August of each year, the Compensation Committee establishes the corporate and individual performance objectives for the current fiscal year's annual cash incentive awards and sets the target award opportunity for each executive, including our Chief Executive Officer and the other Named Executive Officers. These target levels, which were initially established in each executive's employment letter agreement as a percentage of each executive's base salary, have been subsequently increased by the Committee based on a review of the relevant market data from the Radford and MEDIC surveys. For fiscal 2008, the target award opportunity for Dr. Thomson was equal to 100% of his base salary, the target award opportunities for Messrs. McNamara, Raanes, and Lindquist were equal to 65% of their respective base salaries, and the target award opportunity for Mr. Hampton was equal to 83% of his base salary.

        Award payouts are determined after the end of the fiscal year based on the Company's overall performance for the year (as measured by one or more pre-established performance objectives) and each executive's performance against his individual objectives. For fiscal 2008, award payouts could exceed 100% of an executive's base salary where actual performance exceeded the pre-established corporate and individual objectives. The actual award payout for each executive, other than our Chief Executive Officer, is based on the recommendation of our Chief Executive Officer, after evaluating each executive's performance over the last fiscal year, and approved by the Compensation Committee.

  Fiscal 2008 Award Opportunities

        For fiscal 2008, our annual cash incentive awards were designed to reward our executives, including the Named Executive Officers, based on the Company's performance and the individual executive's contribution to that performance. Accordingly, the Compensation Committee established each executive's annual cash incentive award based in part on the achievement of one or more corporate performance measures and in part on the achievement of one or more individual qualitative objectives.

        For fiscal 2008, the Compensation Committee established five specific financially-oriented corporate performance measures (and its relative weighting for each executive) to be used to determine each annual cash incentive award. These metrics were net income, operating income, revenue, gross margin, and backlog. The revenue, net income, and gross margin measures were to be determined in accordance with generally accepted accounting principles, or GAAP. The operating income measure consisted of operating income as determined in accordance with GAAP and adjusted to exclude stock-based compensation charges. The backlog measure consisted of backlog as reported by the Company in its quarterly and annual reports. The net income target that would represent achievement of 100% of the net income goal was fiscal 2008 net income of $36.9 million. The operating income target that would represent achievement of 100% of the operating income goal was fiscal 2008 operating income of $55.4 million. The revenue target that would represent achievement of 100% of the revenue goal was fiscal 2008 revenue of $264 million. The gross margin target that would represent achievement of 100% of the gross margin goal was a fiscal 2008 gross margin of 60%. The backlog target that would represent achievement of 100% of the backlog goal was fiscal 2008 backlog of $800 million.

        The performance measures and their relative weighting for each Named Executive Officer were as follows:

Executive	Net Income	Operating Income	Revenue	Gross Margin	Backlog	Individual Objectives
Dr. Thomson	10%	10%	20%	10%	20%	30%
Mr. McNamara(1)	15%	15%	15%	15%	—	40%
Mr. Raanes	—	10%	20%	20%	—	50%
Mr. Lindquist	—	15%	20%	—	—	65%
Mr. Hampton	1.7%	1.7%	5.2%	—	6.5%	84.9	%(2)

(1)
Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

(2)
Mr. Hampton's individual objectives include sales commissions payable on achievement of certain sales-related objectives.

        For fiscal 2008, in the event of the under- or over-achievement of the corporate performance measures, the portion of a Named Executive Officer's annual incentive award based on the achievement of that measure was to be paid as follows:

  •
  Corporate performance would be measured based on achievement of the corporate objective for each measure—net income, operating income, revenue, gross margin, and backlog

  •
  With respect to each Named Executive Officer, achievement of the corporate objectives would be determined based on the extent to which each measure was achieved and the weighting of each measure for each Named Executive Officer:
  •
  for achievement below the 70% level, any award payouts would be made in the discretion of the board of directors,

  •
  for achievement at the 70% level, 50% of the target award amount linked to corporate objectives would be paid,

  •
  for achievement greater than the 70% level, award payouts linked to corporate objectives generally would be made on a sliding scale, subject to a maximum of twice the target bonus amount in the event corporate performance reached the 175% level, and

    •
    Backlog over-achievement would be capped at 112% of the corporate objective (in other words, no additional credit for the achievement of corporate objectives would be given for backlog in the event backlog exceeded 112% of target).

        For fiscal year 2008, the portion of a Named Executive Officer's annual incentive award based on the achievement of individual qualitative objectives was to be awarded based on the Compensation Committee's determination of the extent to which such qualitative objectives had been achieved. These objectives ranged from specific operational and strategic objectives for Dr. Thomson (such as enhancing the Company's worldwide sales process and successfully launching designated business initiatives) to objectives tailored to each individual functional area of responsibility (such as successful implementation of the required public company infrastructure, retention and development of employees, development of new revenue opportunities, publication of clinical trial results, and achievement of specified sales objectives) for the other Named Executive Officers. The aggregate annual cash incentive award payout for any executive, including any Named Executive Officer, would not, in any event, exceed twice that executive's target award opportunity.

        Annual cash incentive awards amounts may be adjusted by the Compensation Committee to account for unusual events, such as extraordinary transactions, asset dispositions and purchases, and mergers and acquisitions if, and to the extent, the Compensation Committee does not consider the effect of such events indicative of the Company's performance. An executive must be employed with the Company in good standing on the last day of the fiscal year to be eligible for an award payout for that fiscal year, though pro-rated payouts may be considered, at the discretion of our board of directors, under unusual circumstances, such as the death, disability, retirement, or transition of an executive to a consultant role based on actual performance at the date relative to the targeted performance measures for the award.

  Fiscal 2008 Award Payouts

        In August 2008, the Compensation Committee assessed the Company's performance against each of the five financially-oriented corporate performance measures and determined that the Company had not achieved, on average, 70% of the Company's operating plan targets across all five measures. Consequently, the Compensation Committee elected to exercise its discretion to approve making award payouts to our executives, including the Named Executive Officers, equal to 40% of their aggregate target annual cash incentive award opportunities. The Committee determined that this decision was reasonable and appropriate in recognition that the Company had achieved year over year financial improvement. Further, the Committee decided that the payment of awards at this level was consistent with its objective of providing our executives with a competitive total cash compensation opportunity while, at the same time, recognizing that the Company had not achieved all of the financial objectives that had been established for the year.

        The Compensation Committee directed our Chief Executive Officer to formulate recommended individual award payouts for each of our executives. Based on his evaluation of each executive's performance over the last fiscal year, our Chief Executive Officer recommended, and the Committee approved, annual cash incentive award payouts as follows: $82,225 for Mr. McNamara, $86,710 for Mr. Raanes, $82,225 for Mr. Lindquist, and $102,632 for Mr. Hampton. Mr. Hampton's incentive compensation award payout consists of $82,000 related to satisfaction of sales objectives and an additional executive bonus payment of $20,632. Dr. Thomson's annual cash incentive award payout, in the amount of $200,000, was approved by the Committee based on its decision to limit his cash incentive award payout to 40% of his target annual cash incentive award opportunity.

        The annual incentive award payouts made to the Named Executive Officers in fiscal 2008 for fiscal 2007 performance are reported in the Summary Compensation Table below. Additional information about these awards is reported in the Grants of Plan-Based Awards Table below.

  Equity Compensation

        We believe that equity awards provide the strongest alignment between the interests of our executives, including the Named Executive Officers, and our stockholders. Accordingly, we seek to provide award opportunities that exceed the market median to provide the maximum motivation to our executives through the use of equity awards consistent with the reasonable management of the Company's overall equity compensation expense and stockholder dilution. We also believe that equity awards are essential in promoting the retention of our executives. For a discussion of how the Company arrives at its market data, see Compensation Discussion & Analysis—Background and Compensation Philosophy—Competitive Positioning, above.

        The Compensation Committee grants equity awards, which, to date, have consisted entirely of stock options and restricted stock unit (RSU) awards, to our executives, including the Named Executive Officers, in August of each fiscal year, both as a reward for past corporate and individual performance and as an incentive for future performance. The size of an executive's equity award is determined by the Committee after considering his performance over the last fiscal year as evaluated by our Chief Executive Officer, an evaluation of his total compensation package, an evaluation of his accumulated equity position (including an assessment of his equity position relative to relevant survey data), the critical nature of the executive's position relative to the Company's success, and the Company's retention needs.

  Fiscal 2008 Equity Awards

        In August 2007, the Compensation Committee approved stock option awards for 60,000 shares of the Company's common stock and RSU awards for 10,000 shares of the Company's common stock to each of Messrs. McNamara, Raanes, and Lindquist. Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits including accelerated vesting in his stock option awards with respect to 127,916 additional shares of the Company's common stock, and 2,500 restricted stock units that would have become vested during the twelve month period immediately following the effective date of his termination of employment, had he remained employed through that additional period. We expect that all stock options and RSU awards not vested as of such date will be cancelled and forfeited as of September 11, 2008. For further detail regarding the severance payments and benefits we expect to provide Mr. McNamara, see Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

        The Committee also approved a stock option grant for 175,000 shares of the Company's common stock to Dr, Thomson, of which 40,000 shares were considered to be granted in satisfaction of provisions of Dr. Thomson's employment agreement which provides that he is entitled to a stock option for 40,000 shares of the Company's common stock to be granted at the first regularly-scheduled meeting of the Board of Directors in each calendar year. This 40,000 share option was not previously granted during calendar 2007. In November, 2007 the Committee also approved a stock option grant for 100,000 shares of the Company's common stock to Mr. Hampton in satisfaction of provisions of his employment agreement which provides that the Company shall recommend to the board of directors that the Company grant Mr. Hampton an option for 100,000 shares of the Company's common stock to be granted following each of the first three anniversaries of his commencement of employment with the Company. In February 2008, Dr. Thomson was granted a stock option for 40,000 shares of the Company's common stock in satisfaction of the previously referenced provision of his employment agreement.

        In making these awards, the Compensation Committee sought to provide each Named Executive Officer with an annual equity award in the Company equal to approximately the 75th percentile of the relevant compensation market data from the Radford survey for comparable executive positions. The

Committee also took into consideration the Company's fiscal 2007 performance, as well as the factors described above, in determining these awards.

        While, generally, we grant stock options with an exercise price that is equal to the fair market value of shares of the Company's common stock on the date of grant, with respect to the increment of the stock option granted to Dr. Thomson in satisfaction of the provisions of his employment agreement (for 40,000 shares of the Company's common stock) for calendar 2007, the Compensation Committee determined that the exercise price should be the greater of the fair market value of shares of the Company's common stock on the date of the grant or on the date the option should have been granted pursuant to the terms of his employment agreement, which exercise price was then set at $28.47 per share.

        The equity awards made to the Named Executive Officers in fiscal 2008 are reported in the Summary Compensation Table below. Additional information about these awards, including the number of shares subject to each award and the award's grant date fair value, is reported in the Grants of Plan-Based Awards Table below.

  Fiscal 2009 Equity Awards

        In August 2008, the Compensation Committee approved stock option awards for 140,000 shares of the Company's common stock to Dr. Thomson, 85,000 shares of the Company's common stock to Mr. Raanes, and 60,000 shares of the Company's common stock to each of Messrs. McNamara and Lindquist. Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits including accelerated vesting in his stock option awards with respect to 127,916 additional shares of the Company's common stock, and 2,500 restricted stock units that would have become vested during the twelve month period immediately following the effective date of his termination of employment, had he remained employed through that additional period. We expect that all stock options and RSU awards not vested as of such date will be cancelled and forfeited as of September 11, 2008. For further detail regarding the severance payments and benefits we expect to provide Mr. McNamara, see Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below. In August 2008, the Committee also approved a stock option grant for 100,000 shares of the Company's common stock to Mr. Hampton in satisfaction of certain provisions of his employment agreement as described above.

  Equity Award Grant Practices

        Historically, the Compensation Committee has granted stock options to our employees, including our executives, when they first join the Company. Typically, new hire stock options are granted at the first meeting of the Committee in the month following an employee's first day of employment. In fiscal 2008, the committee made a follow-on stock option grant to certain of our employees, including certain executives, in December 2007.

        Beginning in fiscal 2009, follow-on awards will be considered as part of our focal review process. We do not seek to time the grant of stock options to take advantage of information, either positive or negative, about the Company that has not been publicly disclosed.

        We grant stock options with an exercise price that is equal to the fair market value of shares of the Company's common stock on the date of grant. We do not have a policy of granting stock options with an exercise price that is less than fair market value. The exercise price for our stock options is based on the last quoted price per share of the Company's common stock as reported on the NASDAQ Global Market on the date of grant.

        We also have a policy that prohibits the grant of stock options or other equity awards to our executives, including the Named Executive Officers, during periods when trading in shares of the Company's common stock is prohibited by the terms of our insider trading compliance policy.

Employment Agreements

        In connection with our initial public offering, the Company entered into employment letter agreements with each of our executives, including the Named Executive Officers. These agreements, which amended and restated the prior employment letter agreements with these executives, set out the material terms of their employment, including their initial annual base salary, target annual cash incentive award opportunity, and equity awards. These agreements also specify the payments and benefits that each executive will receive upon a termination of his employment under certain circumstances or in the event of a change in control of the Company.

        The Company entered into these agreements to document the terms and conditions of the executives' employment and to protect the Company's interests in the event of a termination of employment by stipulating the rights and responsibilities of the parties and prohibiting these individuals from engaging in certain specific activities harmful to the Company, including disclosing the Company's confidential information, soliciting the Company's employees, and engaging in competitive business activities.

        For additional information about these agreements, see Employment, Change in Control and Severance Arrangements, below.

Post-Employment Compensation

  Retirement Plans

        Other than the tax-qualified Section 401(k) employee savings plan described in the following paragraph, we do not currently maintain, nor do we have plans to provide, pension arrangements, retirement plans, or nonqualified deferred compensation plans or arrangements for our executives, including the Named Executive Officers, and other employees.

        We maintain a tax-qualified Section 401(k) employee savings plan that provides all regular employees with an opportunity to save for retirement on a tax-advantaged basis. Under this plan, participants may elect to defer a portion of their annual compensation on a pre-tax basis and have it contributed to the plan subject to applicable annual Internal Revenue Code limits. Pre-tax contributions are allocated to each participant's individual account and are then invested in selected investment alternatives according to the participants' directions. Currently, we match participant contributions to the plan, on a dollar-for-dollar basis, up to a maximum contribution of $2,000 per participant per year. As a tax-qualified retirement plan, contributions to the plan and earnings on those contributions are not taxable to participants until distributed from the plan and all contributions are deductible by us when made.

        We view this plan as serving two important objectives. First, it encourages our executives, including the Named Executive Officers, and other employees to commit to long-term service with the Company. Second, it enables them to save a portion of their annual compensation for their eventual retirement.

        Since the amounts set aside for retirement under the plan are largely drawn from participants' annual compensation and the Company matching contribution is modest, the Compensation Committee does not consider plan participation when making compensation decisions for our executives, including the Named Executive Officers.

  Severance and Change-in-Control Arrangements

        We have entered into employment letter agreements with each of our executives, including the Named Executive Officers, which, among other things, provide for certain payments and benefits upon their termination of employment under specified circumstances and in connection with a change in control of the Company. These arrangements were entered into for the following reasons:

  •
  Assist us in retaining talented executives in a competitive market;

  •
  Permit our executives to focus on the business of the Company;

  •
  Eliminate any potential personal bias of an executive against a transaction that is in the best interest of the Company and its stockholders;

  •
  Avoid the need for, and costs associated with, individually negotiating severance payments and benefits with our executives; and

  •
  Provide the Company with the flexibility needed to react to a continually-changing business environment.

        These agreements were considered by the Compensation Committee to serve several important objectives. First, it provided the desired level of transparency, both within and outside the Company. Internal transparency benefits the Company by eliminating the need to negotiate severance benefits on a case-by-case basis at the time of termination. It also ensured our executives that their severance benefits were based on a consistent framework that differentiated the level of payments and benefits between individuals based on their position and level of responsibility. In addition, this approach is easier for the Company to administer and requires less administrative time and expense than negotiating severance benefits at the time of termination.

        In consideration for the potential receipt of payments and benefits upon termination of employment or in connection with a change in control of the Company, each of our executives, including the Named Executive Officers, is subject to compliance with certain restrictive covenants as set forth in his individual employment letter agreement. Generally, these covenants prohibit our executives from disclosing proprietary or confidential information of the Company during their employment with the Company and thereafter, soliciting any of our employees to leave employment with the Company or any of our customers or suppliers to do business with any of our competitors for the duration of their employment with the Company and for one year thereafter, and from competing with the Company for the duration of their employment. In addition, any payments and benefits are conditioned upon an executive entering into a general release of claims against the Company.

  Termination of Employment

        Generally, our executives, including the Named Executive Officers, are eligible for severance payments and benefits in the event of their termination of employment by the Company without "cause" (as defined) or by the executive for "good reason" (as defined). The amount of the severance payments and benefits depends on an executive's position with the Company. Generally, the severance payment is equal to an amount ranging from between 12 months (for our Chief Executive Officer and Chief Financial Officer) to six months (for our other executives) of annual base salary, plus a pro rata portion of his target annual bonus for the year of termination, plus a percentage of his target annual bonus then in effect (ranging from between 100% for our Chief Executive Officer and Chief Financial Officer to 50% for our other executives). In addition, the Company will pay COBRA continuation coverage for an executive and his eligible dependents for a specified period (ranging from 12 months for our Chief Executive Officer and Chief Financial Officer to six months for our other executives) if he elects such coverage. Further, our Chief Executive Officer and Chief Financial Officer will receive

12 months of additional vesting for any stock options that are outstanding and unvested as of the date of his termination of employment.

        In the case of our Chief Executive Officer, these severance payments and benefits are generally larger in the event that the termination of employment occurs within a specified period following a change in control of the Company (the severance payment will be equal to an amount equal to 18 months of annual base salary, plus a pro rata portion of his target annual bonus for the year of termination, plus 150% of his target annual bonus then in effect. In the case of our other executives, if the termination of employment occurs within a specified period following a change in control of the Company, they will receive their agreed-upon severance payments and benefits and they will receive full and immediate vesting of all outstanding stock options.

        We believe that these severance payments and benefits promote several important objectives. First, they assist us in retaining talented executives. Several of our executives were recruited from other companies where they had job security, tenure, and career opportunities. In accepting their positions with the Company, these executives often gave up their current job stability for the challenges and potential risks of a new position. These severance payments and benefits help mitigate the harm that an executive would suffer if he were terminated by the Company for reasons beyond his control. Further, the Compensation Committee believes that we need to offer some level of severance payments and benefits to be competitive in attracting and retaining talented executives. Severance benefits also allow our executives to focus on the Company's business without undue distraction regarding their individual job security. Finally, the severance payments and benefits act as an additional incentive in ensuring our executives' compliance with their post-termination covenants.

        Mr. McNamara's employment as our Chief Financial Officer terminated effective as of his resignation on September 11, 2008 We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

  Change-in-Control

        We believe that the possibility of a change-in-control of the Company creates uncertainty for our executives, including the Named Executive Officers, regarding their continued employment by the Company since such transactions frequently result in changes in senior management. Consequently, we provide change-in-control protections to our executives to alleviate concerns regarding the possible occurrence of such a transaction, allowing them to focus their attention on the Company's business. In addition, these protections also serve as an incentive for our executives to remain with the Company during the threat or negotiation of a potential corporate transaction, which preserves the value of the Company and the potential benefit to be received by our stockholders in the transaction.

        The change-in-control provisions currently in place for our Chief Executive Officer provide for the full and immediate vesting of all outstanding stock options in the event of a change in control of the Company. We believe that the acceleration of vesting for the outstanding stock options of these executives is appropriate because, depending on the structure of a transaction, continuing such awards may increase the costs of a transaction, thereby hindering a potentially beneficial transaction. Further, it may not be possible to replace the options with comparable awards of the acquiring company's stock. We also believe that it would not be fair for our Chief Executive Officer to lose the benefit of his outstanding awards. The acceleration of the options may allow him to exercise the options and possibly participate in the transaction for the shares of the Company's common stock received. In addition, the acceleration of vesting aligns the interests of our Chief Executive Officer in a potential transaction with those of our stockholders, by motivating them to work towards the completion of the transaction. We believe that the acceleration of outstanding stock options upon a change-in-control of the Company, as well as their eligibility for severance payments and benefits in the event of a termination of employment following a change in control of the Company, achieve these objectives. These change-in-control provisions were also in place for our former Chief Financial Officer prior to the termination of his employment, effective as of his resignation on September 11, 2008, and following such date, these provisions no longer apply to him.

        If, in connection with a change in control of the Company, any payments or benefits payable to our executives, including the Named Executive Officers, would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, his payments and benefits are to be reduced to the extent necessary so that no amount will be subject to this excise tax, provided that the reduction will occur if the executive will be in a more favorable after-tax position than if no reduction had been made. We believe that this approach protects the value of compensation already awarded to our executives, eliminates any potential personal bias against a potential corporate transaction, and minimizes the financial and other costs to the Company.

  Other Information

        The Compensation Committee does not consider the potential payments and benefits under these arrangements when making compensation decisions for our executives, including the Named Executive Officers. These arrangements serve very specific purposes that are unrelated to the determination of our executive officers' total direct compensation for a specific year.

        Detailed information on the formula and calculation of these payments and benefits, as well as an estimate of the potential payments and benefits that the Named Executive Officers would receive under various scenarios, are set forth in the Potential Payments Upon Termination or Change-in-Control section below.

Health, Welfare, and Other Employee Benefits

        We provide health and welfare benefits to our executives, including the Named Executive Officers, on the same terms and conditions as all of our full-time, salaried employees. These benefits include group medical, life, and disability insurance and matching company contributions to our Section 401(k) plan.

        Our executives also receive a company-paid membership in a program providing medical transportation in the event of hospitalization. This program, known as Medjet Assist, provides air medical transportation both worldwide and domestically if an executive is hospitalized as an in-patient and chooses to be transferred to any other hospital of his or her choice. The aggregate incremental cost of this membership is reported in the "All Other Compensation" column of the Summary Compensation Table below. We do not provide this benefit to our employees generally.

        Other than this company-paid membership, we do not provide perquisites and other personal benefits to our executives, including the Named Executive Officers.

Other Compensation Policies

        Currently, even though our use of equity compensation encourages our executives to maintain a stockholder's perspective in managing the Company, we have not adopted stock ownership requirements or guidelines for our executives, including the Named Executive Officers.

        Further, we do not currently have a formal policy for adjusting or recovering incentive compensation in the event that the relevant performance measures upon which the compensation is based were erroneously calculated or if the Company's audited financial statements are restated or otherwise adjusted in a manner that would reduce the amount of the compensation. Because it is the Company's policy not to pay bonuses with respect to any fiscal year until the audited financial statements for such year are completed and filed with the Securities and Exchange Commission, the risk of erroneous calculation of company performance in connection with payments of incentive compensation is mitigated. Since the Company's initial public offering in February 2007, the Company has not offered any executive officer a "new hire" sign-on bonus or relocation assistance, and any offer of such a "new hire" bonus or relocation assistance to an executive officer in the future would be subject to the review and approval of the Compensation Committee. Under Section 304 of the Sarbanes-Oxley Act of 2002, if the Company's audited financial statements must be restated as a result of misconduct, then our Chief Executive Officer and Chief Financial Officer must repay to the Company any bonuses, incentive-based compensation, equity-based compensation, and profits received from the sale of shares of the Company's common stock during the 12-month period following the initial filing of the financial filings that required restatement.

        The Compensation Committee may consider the adoption of one or more such policies in the future.

Regulatory Considerations

        Certain tax and accounting requirements may influence the design and operation of our executive compensation program.

  Section 162(m)—Deductibility of Remuneration in Excess of $1 Million

        Section 162(m) of the Internal Revenue Code limits the amount that the Company may deduct as compensation expense for federal income tax purposes with respect to the remuneration paid to our Chief Executive Officer and each of the three other most highly-compensated executive officers of the Company (other than our Chief Financial Officer) to $1 million per person per year. There are certain exemptions to this deduction limit, including an exemption for remuneration that qualifies as "performance-based compensation" (that is, compensation that is payable solely upon the achievement of objective performance criteria).

        In addition, under a Section 162(m) transition rule for companies that were privately-held and become publicly-held in an initial public offering, compensation paid under a plan that existed prior to the initial public offering is not subject to Section 162(m) until the earlier of (i) a material modification of the plan, (ii) the issuance of all employer stock and other compensation that has been allocated under the plan, or (iii) the first meeting of stockholders at which directors are to be elected that occurs after the close of the third calendar year following the year of the initial public offering (the "Transition Date"). Following the Transition Date, any rights or awards granted under the plan, other than stock options and stock appreciation rights, will not qualify as "performance-based compensation" for purposes of Section 162(m) unless the rights or awards are granted or vest upon the satisfaction of pre-established objective performance goals, the material terms of which have been disclosed to and approved by the company's stockholders.

        We intend to operate our executive compensation program to maximize the deductibility of the remuneration paid to the Named Executive Officers to the extent that the Compensation Committee believes that doing so is in the best interests of the Company. Consequently, in determining which compensation elements are to be paid to our executives, and how they are weighted, the Committee intends to take into account whether a particular form of compensation will be deductible under Section 162(m) of the Code. In addition, the Company's 2007 Incentive Award Plan has been designed to permit the Committee to grant stock options and other awards which will qualify as "performance-based compensation" under Section 162(m).

        While we cannot predict how the $1 million deduction limit may impact our executive compensation program in future years, the Compensation Committee intends to maintain an approach to executive compensation that strongly links pay to performance. However, the Committee may, in its judgment, authorize and pay compensation that does not satisfy the requirements of this or any of the other exemptions to the $1 million deduction limit when it believes that such compensation is necessary and appropriate to attract and retain key executives.

  Section 409A—Treatment of Nonqualified Deferred Compensation

        Section 409A of the Internal Revenue Code requires that amounts that qualify as "nonqualified deferred compensation" satisfy certain requirements with respect to the timing of deferral elections, timing of payments, and certain other matters. Generally, the Compensation Committee intends to administer our executive compensation program and design individual compensation elements, as well as the compensation plans and arrangements for our employees generally, so that they are either exempt from, or satisfy the requirements of, Section 409A. We believe that the Company is currently operating such plans and arrangements in compliance with Section 409A. From time to time, we may be required to amend some of our compensation plans and arrangements to ensure that they are either exempt from, or compliant with, Section 409A.

  SFAS 123(R)—Valuation of Share-Based Compensation

        The Compensation Committee takes accounting considerations into account in designing compensation plans and arrangements for our executives and other employees. Chief among these is SFAS 123(R), the standard which governs the accounting treatment of certain stock-based compensation. Among other things, SFAS 123(R) requires the Company to record a compensation expense in the Company's income statement for all equity awards granted to our executives and other employees. This compensation expense is based on the grant date fair value of the equity awards granted and, in most cases, will be recognized ratably over the award's requisite service period (which, generally, will correspond to the award's vesting schedule).

EXECUTIVE COMPENSATION

Summary Compensation Table

        The following table sets forth the compensation for each of fiscal years 2008 and 2007 awarded to, earned by, or paid to our principal executive officer, principal financial officer and the three other highest paid executive officers whose total compensation in fiscal year 2008 exceeded $100,000. We refer to these executive officers as our "Named Executive Officers" or "NEOs".

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)		All Other Compensation ($)(8)	Total ($)
Euan S. Thomson, Ph.D., President and Chief Executive Officer	2008 2007	500,000 420,000	— 3,400	— —	1,911,857 1,656,768	200,000 330,000		17,782 3,828	2,629,639 2,413,996
Robert E. McNamara, Former Senior Vice President, Chief Financial Officer(1)	2008 2007	316,250 275,000	—	29,833 —	1,141,324 912,883	82,225 128,700		3,357 2,858	1,572,989 1,319,441
Chris A. Raanes, Senior Vice President, Chief Operating Officer	2008 2007	333,500 290,000	1,196 148	29,833 —	607,366 492,190	86,710 131,080		20,855 2,906	1,079,460 916,324
Eric P. Lindquist, Senior Vice President, Chief Marketing Officer	2008 2007	316,250 275,000	— 74	29,833 —	810,586 598,571	82,225 126,500		3,165 2,882	1,242,059 1,003,027
Wade B. Hampton, Senior Vice President, Chief Sales Officer	2008 2007	276,000 206,570	—	— —	884,251 490,735	102,632 109,395	(6) (7)	3,357 4,208	1,266,240 810,908

(1)
Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

(2)
Refers to payment of bonus for patent inventions.

(3)
The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123R, excluding forfeiture estimates. See

  Note 2 of the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 for a discussion of how we determine the FAS 123R values of its equity awards.

(4)
The amounts in this column represent the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with SFAS 123R, excluding forfeiture estimates. These amounts may reflect options granted in years prior to 2008. See Note 2 of the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended June 30, 2008 for a discussion of how all assumptions made by us are derived in determining the FAS 123R values of its equity awards.

(5)
Fiscal 2008 amounts refer to annual cash incentive award payouts earned in fiscal year 2008, which will be paid in fiscal 2009; fiscal 2007 amounts refer to annual cash incentive award payouts earned in fiscal 2007, which were paid in fiscal 2008.

(6)
Includes $82,000 in bonuses earned and paid during fiscal year 2008 in connection with sales objectives satisfied by Mr. Hampton.

(7)
Includes $55,000 in bonuses earned and paid during fiscal year 2007 in connection with sales objectives satisfied by Mr. Hampton.

(8)
All Other Compensation consists of the following:

Name and Principal Position	Year	Company matching contribution to 401(k) ($)		Company matching contribution to Flexible Spending Account ($)	Contributions in life insurance premiums paid by the Company ($)	Reimbursement for taxes paid on patent invention bonus ($)	Company contributions to MedJet Assist ($)	Paid Time Off accrued and paid out under former PTO plan ($)(3)
Euan S. Thomson, Ph.D.	2008	2,000		600	360	—	205	14,617
	2007	2,000		600	53	970	205	—
Robert E. McNamara(1)	2008	2,000		600	552	—	205	—
	2007	2,000		600	53	—	205	—
Chris A. Raanes	2008	2,000		600	240	650	205	17,160
	2007	2,000		600	53	48	205	—
Eric P. Lindquist	2008	2,000		600	360	—	205	—
	2007	2,000		600	53	24	205	—
Wade B. Hampton	2008	2,000		600	552	—	205	—
	2007	3,350	(2)	600	53	—	205	—

  (1)
  Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

  (2)
  Subject to vesting over a four year period under our 401(k) plan. The amounts of company matching contributions in excess of $2,000 relate to amounts that were matched during calendar year 2006 when Mr. Hampton joined us but that also fall within fiscal year 2007.

  (3)
  Effective July 1, 2007, the Company revised its Paid Time Off, or PTO, policy with respect to all employees. In connection with this change, on July 31, 2007, the Company paid out accrued PTO over a threshold determined pursuant to a formula consistently applied to all employees.

Grants of Plan-Based Awards

        The following table sets forth summary information regarding grants of plan-based awards made to each of our Named Executive Officers during the fiscal year ended June 30, 2008. The per share exercise price of each stock option grant was not less than the fair market value of the Company's common stock on the date of grant (which in the case of options granted after our initial public offering, was the closing price of a share of the Company's common stock on the NASDAQ Global Market on the date of grant).

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Award ($)(3)
Name	Grant Date	Approval Date	Threshold ($)	Target ($)(2)	Maximum ($)
Euan S. Thomson, Ph.D.	8/31/2007	8/10/2007					40,000	28.47	246,156
	8/31/2007	8/10/2007				—	135,000	13.83	1,135,040
	2/29/2008	1/7/2008				—	40,000	10.36	243,236
	8/25/2008	8/25/2008		500,000	1,000,000	—
Robert E. McNamara(1)	8/31/2007	8/10/2007				10,000	60,000	13.83	642,762
	8/11/2008	8/11/2008		205,563	411,126
Chris A. Raanes	8/31/2007	8/10/2007				10,000	60,000	13.83	642,762
	8/11/2008	8/11/2008		216,775	433,550
Eric P. Lindquist	8/31/2007	8/10/2007				10,000	60,000	13.83	642,762
	8/11/2008	8/11/2008		205,563	411,126
Wade B. Hampton	11/30/2007	11/8/2007					100,000	16.61	988,870
	8/11/2008	8/11/2008		229,080	458,160	—

(1)
Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

(2)
This column shows the annual target award opportunities that were available to the NEOs for our fiscal year ended June 30, 2008. The potential payments are performance-driven and therefore completely at risk. Our Compensation Committee approved the target bonus amounts (as a percentage of the NEO's base salary) in the first quarter of 2008 for fiscal 2008.

(3)
Represents the aggregate fair value of each award as of the date it was granted, computed in accordance with FAS 123R.

Description of Awards Granted in 2008

        On August 31, 2007, each of Messrs. McNamara, Raanes, and Lindquist were granted 60,000 options to purchase shares of our common stock at an exercise price of $13.83 per share and RSU awards for 10,000 shares of the Company's common stock. Dr. Thomson was granted options to purchase 175,000 shares of the Company's common stock, of which 40,000 shares were granted at an exercise price of $28.47 per share, the closing price of our common stock on February 8, 2007, the date on which Dr. Thomson was entitled to such grant pursuant to his employment agreement. While, generally, we grant stock options with an exercise price that is equal to the fair market value of shares of the Company's common stock on the date of grant, with respect to the increment of the stock option granted to Dr. Thomson in satisfaction of the provisions of his employment agreement (for 40,000 shares of the Company's common stock) for calendar 2007, the Compensation Committee determined that the exercise price should be the greater of the fair market value of shares of the Company's common stock on the date of the grant or on the date the option should have been granted pursuant to the terms of his employment agreement, which exercise price was then set at $28.47 per share. The options awarded to Mr. McNamara will vest as described in Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

        On November 30, 2007, Mr. Hampton was granted options to purchase 100,000 shares of our common stock in satisfaction of provisions of his employment agreement at an exercise price of $16.61 per share. On February 29, 2008, Dr. Thomson was granted options to purchase 40,000 shares of our common stock at an exercise price of $10.36 per share in satisfaction of provisions of his employment agreement. Subject to the executive's continued employment, a total of 25% of the entire number of shares subject to each of these options becomes vested and exercisable on the first anniversary of the vesting commencement date and the remaining shares subject to these stock options vest and become exercisable in equal monthly installments ratably over the following 36 months, except that with respect to the grant of options to Dr. Thomson on August 31, 2007 to purchase 40,000 shares of our common stock, a total of 25% of the entire number of shares subject to such options became vested and exercisable on February 8, 2008, and the remaining shares subject to such options vest and become exercisable in equal monthly installments ratably over the following 36 months, and the options granted to Dr. Thomson on February 29, 2008 vest and become exercisable in equal monthly installments ratably over the following 48 months. These vesting schedules for Dr. Thomson's options are in accordance with the terms of his employment agreement with us. Subject to the executive's continued employment, a total of 25% of the entire number of shares subject to each of the RSU awards becomes vested and released on each of the first four anniversaries of the vesting commencement date.

Outstanding Equity Awards at Fiscal Year-End

        The following table sets forth for our Named Executive Officers the exercisable and unexercisable options and other stock awards held by them as of June 30, 2008.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)
Euan S. Thomson, Ph.D.	407,499	—			0.75	03/28/2012	—		—	—	—
	40,000	—		—	0.75	07/09/2013	—		—	—	—
	522,501	—		—	0.75	08/27/2013	—		—	—	—
	40,000	—		—	1.40	03/16/2014	—		—	—	—
	287,501	12,499	(1)	—	2.50	08/10/2014	—		—	—	—
	32,500	7,500	(2)		3.50	05/12/2015	—		—	—	—
	115,208	42,792	(3)	—	4.38	11/07/2015	—		—	—	—
	22,500	17,500	(4)	—	6.73	04/05/2016	—		—	—	—
	137,500	162,500	(5)		9.50	08/23/2016	—		—	—	—
	13,333	26,667	(6)	—	28.47	08/31/2017	—		—	—	—
	—	135,000	(7)	—	13.83	08/31/2017	—		—	—	—
	4,167	35,833	(8)	—	10.36	02/29/2018	—		—	—	—
Robert E. McNamara(20)	437,501	62,499	(9)		3.50	1/25/2015	10,000	(19)	74,600	—	—
	109,375	40,625	(10)	—	4.38	11/7/2015	—		—	—	—
	45,833	54,167	(11)	—	9.50	8/23/2016	—		—	—	—
	—	60,000	(12)	—	13.83	8/31/2017	—		—	—	—
Chris A. Raanes	352,000	—		—	0.75	12/2/2012	10,000	(19)	74,600	—	—
	70,000	—		—	0.75	8/27/2013	—		—	—	—
	89,000	5,000	(13)	—	2.50	8/10/2014	—		—	—	—
	43,751	16,249	(14)	—	4.38	11/7/2015	—		—	—	—
	45,833	54,167	(11)	—	9.50	8/23/2016	—		—	—	—
	—	60,000	(12)	—	13.83	8/31/2017	—		—	—	—
Eric P. Lindquist	255,542	36,458	(15)	—	3.50	11/6/2014	10,000	(19)	74,600	—	—
	25,521	9,479	(16)	—	4.38	11/7/2015	—		—	—	—
	45,833	54,167	(11)	—	9.50	8/23/2016	—		—	—	—
	—	60,000	(12)	—	13.83	8/31/2017	—		—	—	—
Wade B. Hampton	109,376	140,624	(17)	—	10.00	10/24/2016	—		—	—	—
	—	100,000	(18)	—	16.61	11/30/2017	—		—	—	—

(1)
6,250 shares (or 1/48th of the total award) vest on the 10th of each month.

(2)
10,000 shares (or 25% of the total award) vested on March 11, 2006. Thereafter, 833 (or 1/36th of the remaining award) will vest on the 11th of each month.

(3)
39,500 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 3,292 (or 1/36th of the remaining award) will vest on the 1st of each month.

(4)
10,000 shares (or 25% of the total award) vested on March 1, 2007. Thereafter, 833 (or 1/36th of the remaining award) will vest on the 1st of each month.

(5)
75,000 shares (or 25% of the total award) vested on August 23, 2007. Thereafter, 6,250 (or 1/36th of the remaining award) will vest on the 23rd of each month.

(6)
10,000 shares (or 25% of the total award) vested on February 8, 2008. Thereafter, 833 (or 1/36th of the remaining award) will vest on the 8th of each month.

(7)
33,750 shares (or 25% of the total award) vested on July 1, 2008. Thereafter, 2,812 (or 1/36th of the remaining award) will vest on the 1st of each month.

(8)
833 shares (or 1/48th of the total award) vest on the 7th of each month.

(9)
125,000 shares (or 25% of the total award) vested on December 13, 2005. Thereafter, 10,416 (or 1/36th of the remaining award) will vest on the 13th of each month.

(10)
37,500 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 3,125 (or 1/36th of the remaining award) will vest on the 1st of each month.

(11)
25,000 shares (or 25% of the total award) will vest on August 23, 2007. Thereafter, 2083 shares (or 1/36th of the remaining award) vest on the 23rd of each month.

(12)
15,000 shares (or 25% of the total award) will vest on July 1, 2008. Thereafter, 1,250 shares (or 1/36th of the remaining award) vest on the 1st of each month.

(13)
2,500 shares (or 1/48th of the total award) vest on the 10th of each month.

(14)
15,000 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 1,250 (or 1/36th of the remaining award) will vest on the 1st of each month.

(15)
87,500 shares (or 25% of the total award) vested on November 1, 2005. Thereafter, 7,291 (or 1/36th of the remaining award) will vest on the 1st of each month.

(16)
8,750 shares (or 25% of the total award) vested on July 1, 2006. Thereafter, 729 (or 1/36th of the remaining award) will vest on the 1st of each month.

(17)
62,500 shares (or 25% of the total award) will vest on September 5, 2007. Thereafter, 5,208 shares (or 1/36th of the remaining award) vest on the 5th of each month.

(18)
25,000 shares (or 25% of the total award) will vest on September 5, 2008. Thereafter, 2083 shares (or 1/36th of the remaining award) vest on the 5th of each month.

(19)
2,500 shares (or 25% of the total award) will vest on July 1, 2008. Thereafter, 2,500 shares (or 1/4th of the remaining award) vest annually on July 1st.

(20)
Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

Option Exercises During Fiscal Year 2008

        The following table reports the options exercised during the fiscal year ended June 30, 2008 and the value realized upon exercise:

	Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Euan S. Thomson, Ph.D.	30,000	$437,100
Robert E. McNamara(1)	—	$—
Chris A. Raanes	8,000	$114,080
Eric P. Lindquist	10,000	$165,000
Wade B. Hampton	—	$—

    (1)
    Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, below.

Employment, Change in Control and Severance Arrangements

Euan S. Thomson, Ph.D.

        On November 10, 2006, we entered into an employment letter agreement with Dr. Thomson which amends and restates our prior employment letter agreement with him. Under the agreement, Dr. Thomson will serve as our Chief Executive Officer. The agreement provides that he is entitled to receive an initial annual base salary of $420,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 60% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2008, the Compensation Committee approved an annual base salary of $500,000 for Dr. Thomson and an annual incentive bonus targeted at 100% of his base salary, for fiscal year 2009. Subject to approval by our board and pursuant to our incentive award plan, we have agreed to grant Dr. Thomson an option to purchase 40,000 shares of our common stock not later than the first regularly scheduled meeting of our board of each calendar year during the period of his employment by us. Each such option will be granted with an exercise price per share equal to the fair market value of a share of our common stock on the date of grant and will vest in equal monthly installments over a 4-year period from the date of grant.

        Under our letter agreement with Dr. Thomson, in the event of a termination of his employment by us without "cause" or by Dr. Thomson for "good reason," as each term is defined in the agreement, Dr. Thomson will be entitled to receive a severance payment in an amount equal to the sum of 12 months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 100% of his target annual bonus then in effect. In addition, in the event of such a termination of employment, Dr. Thomson's then outstanding stock options will become vested and exercisable immediately prior to the effective time of such termination to the extent they would have become vested during the 12-month period following the date of such termination had he remained employed by us through such period, and we will pay for 12 months of COBRA continuation coverage for Dr. Thomson and his eligible dependents if he elects such coverage upon such a termination. In the event of a change in control of our company (as defined in the agreement) during the term of Dr. Thomson's employment, all of his then outstanding stock options will become fully vested and exercisable immediately prior to the effective time of such change in control. If such a change in control occurs and Dr. Thomson's employment is terminated either (i) by us without cause or by Dr. Thomson for good reason, in each case within twelve months following the change in control or (ii) by Dr. Thomson for any reason within the 30-day period immediately following the change in control, then in lieu of the severance payments and benefits described above, he will be entitled to receive a severance payment in an amount equal to the sum of 18 months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 150% of his target annual bonus then in effect. In addition, we will pay for 18 months of COBRA continuation coverage for Dr. Thomson and his eligible dependents if he elects such coverage. The foregoing benefits and payments may be subject to a delay of up to 6 months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Dr. Thomson under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Dr. Thomson will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Dr. Thomson, including a confidentiality covenant that will apply during his employment with our company and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Robert E. McNamara

        On November 10, 2006, we entered into an employment letter agreement with Mr. McNamara which amends and restates our prior employment letter agreement with him. Under the agreement, Mr. McNamara served as our Senior Vice President and Chief Financial Officer. The agreement provides that he was entitled to receive an initial annual base salary of $275,000 and was eligible to participate in our executive bonus plan under which he could earn annual incentive bonuses targeted at 40% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2008, the Compensation Committee approved an annual base salary at $316,250 for Mr. McNamara and an annual incentive bonus targeted at 65% of his base salary, for fiscal year 2009.

        Under our letter agreement with Mr. McNamara, in the event of a termination of his employment by us without "cause" or by Mr. McNamara for "good reason," as each term is defined in the agreement, or if a change in control of our company (as defined in the employment letter) were to occur and Mr. McNamara were to terminate his employment for any reason within the 30-day period immediately following such change in control, then Mr. McNamara will be entitled to receive a severance payment in an amount equal to the sum of 12 months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 100% of his target annual bonus then in effect. In addition, we will pay for 12 months of COBRA continuation coverage for Mr. McNamara and his eligible dependents if he elects such coverage upon such a termination. In the event of a termination of Mr. McNamara's employment by us without cause or by Mr. McNamara for good reason prior to a change in control, then in addition to the foregoing severance payments and benefits, Mr. McNamara's then outstanding stock options to purchase shares of our common stock will become vested and exercisable immediately prior to the effective time of such termination to the extent they would have become vested during the 12-month period following the date of such termination had he remained employed by us through such period. In the event of a change in control of our company during the term of Mr. McNamara's employment, all of his then outstanding stock options will become fully vested and exercisable immediately prior to the effective time of such change in control. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. McNamara under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. McNamara will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. McNamara, including a confidentiality covenant that will apply during his employment with our company and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

        Mr. McNamara's employment as our Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to agree to provide a lump-sum severance payment in the amount of $564,141, less any applicable taxes and other authorized withholding, plus COBRA benefits and acceleration of the vesting of certain of his options and restricted stock units, as more fully described in Potential Payments and Benefits Upon Termination or Change in Control—Robert E. McNamara below. We have paid Mr. McNamara all salary through September 11, 2008 and compensation for his unused vacation accrued as of such date.

Chris A. Raanes

        On November 10, 2006, we entered into an employment letter agreement with Mr. Raanes which amends and restates our prior employment letter agreement with him. Under the agreement, Mr. Raanes will serve as our Senior Vice President and Chief Operating Officer. The agreement provides that he is entitled to receive an initial annual base salary of $290,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 40% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2008, the Compensation Committee approved an annual base salary at $345,000 for Mr. Raanes and an annual incentive bonus targeted at 65% of his base salary, for fiscal year 2009.

        Under our letter agreement with Mr. Raanes, in the event of a termination of his employment by us without "cause" or by Mr. Raanes for "good reason," as each term is defined in the agreement, Mr. Raanes will be entitled to receive a severance payment in an amount equal to the sum of eight months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 66 2/3% of his target annual bonus then in effect. In addition, we will pay for 8 months of COBRA continuation coverage for Mr. Raanes and his eligible dependents if he elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs during the term of Mr. Raanes' employment and his employment is terminated by us without cause or by Mr. Raanes for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Mr. Raanes' then outstanding stock options to purchase shares of our common stock will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. Raanes under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. Raanes will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. Raanes, including a confidentiality covenant that will apply during his employment with us and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Eric P. Lindquist

        On November 10, 2006, we entered into an employment letter agreement with Mr. Lindquist which amends and restates our prior employment letter agreement with him. Under the agreement, Mr. Lindquist will serve as our Senior Vice President and Chief Marketing Officer. The agreement provides that he is entitled to receive an initial annual base salary of $275,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 40% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2008, the Compensation Committee approved an annual base salary at $316,250 for Mr. Lindquist and an annual incentive bonus targeted at 65% of his base salary, for fiscal year 2009.

        Under our letter agreement with Mr. Lindquist, in the event of a termination of his employment by us without "cause" or by Mr. Lindquist for "good reason," as each term is defined in the agreement, Mr. Lindquist will be entitled to receive a severance payment in an amount equal to the sum of eight months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 66 2/3% of his target annual bonus then in effect. In addition, we will pay for eight months of COBRA continuation coverage for Mr. Lindquist and his eligible dependents if he elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs during the term of Mr. Lindquist's employment and his employment is terminated by us without cause or by Mr. Lindquist for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Mr. Lindquist's then outstanding stock options to purchase shares of our common stock will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. Lindquist under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. Lindquist will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. Lindquist, including a confidentiality covenant that will apply during his employment with us and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment. In addition, we have agreed to indemnify Mr. Lindquist for any liabilities incurred by him in connection with his non-competition agreement with a former employer.

Wade B. Hampton

        On November 10, 2006, we entered into an employment letter agreement with Mr. Hampton which amends and restates our prior employment letter agreement with him. The agreement provided that Mr. Hampton would serve as our Senior Vice President, Worldwide Sales. In May 2007, Mr. Hampton was promoted to Senior Vice President, Chief Sales Officer. The agreement provides that he is entitled to receive an initial annual base salary of $250,000 and is eligible to participate in our executive bonus plan under which he may earn annual incentive bonuses targeted at 75% of his base salary based upon the attainment of performance criteria established and evaluated by our compensation committee. In August 2008, the Compensation Committee approved an annual base salary at $276,000 for Mr. Hampton and an annual incentive bonus targeted at 83% of his base salary, for fiscal year 2009.

        In addition, pursuant to our incentive award plan and the terms of our prior employment letter agreement with him, we have granted Mr. Hampton an option to purchase 250,000 shares of our common stock with an exercise price per share equal to $10.00. The option will vest over a 4-year period from the date of commencement of Mr. Hampton's employment with us, with 25% of the shares subject to the option vesting on the first anniversary of such date, and the remaining 75% vesting in equal monthly installments on each monthly anniversary thereafter. We have agreed to recommend to our board that Mr. Hampton be granted an additional option no later than the September 30 following each of the first three anniversaries of Mr. Hampton's commencement of employment with us to purchase 100,000 shares of our common stock, with each such option to have an exercise price per share equal to the fair market value of a share of our common stock on the date of grant and to vest in equal monthly installments over a 4-year period from the date of grant.

        Under our letter agreement with Mr. Hampton, in the event of a termination of his employment by us without "cause" or by Mr. Hampton for "good reason," as each term is defined in the agreement, Mr. Hampton will be entitled to receive a severance payment in an amount equal to the sum of six months of his annual base salary then in effect, a pro rata portion of his target annual bonus for the year of such termination, plus 50% of his target annual bonus then in effect. In addition, we will pay for six months of COBRA continuation coverage for Mr. Hampton and his eligible dependents if he elects such coverage upon such a termination. If a change in control of our company (as defined in the employment letter) occurs during the term of Mr. Hampton's employment and his employment is terminated by us without cause or by Mr. Hampton for good reason, in each case within the 12-month period following the change in control, then in addition to the foregoing severance payments and benefits, all of Mr. Hampton's then outstanding stock options to purchase shares of our common stock will become fully vested and exercisable immediately prior to the effective time of such termination of employment. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Mr. Hampton under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Mr. Hampton will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Mr. Hampton, including a confidentiality covenant that will apply during his employment with us and thereafter, a non-solicitation covenant for the duration of his employment and one year thereafter, and a non-competition covenant for the duration of his employment.

Holly R. Grey

        On January 22, 2008, we entered into an employment letter agreement with Ms. Grey. The agreement provides that Ms. Grey will serve as the Company's Senior Vice President, Finance. On September 11, 2008, Ms. Grey was appointed to serve as Senior Vice President, Finance and interim Principal Financial Officer. Pursuant to the terms of our letter agreement with Ms. Grey, she is entitled to receive an initial annual base salary of $230,000 per year and is eligible to participate in our executive bonus plan under which she may earn annual incentive bonuses targeted at 40% of her base salary based upon the attainment of performance criteria established and evaluated by our Company. In addition to the executive bonus plan, Ms. Grey also has an opportunity to realize an additional one time bonus of $10,000 if she meets specific goals set for her first six months with the Company.

        Under our letter agreement with Ms. Grey, in the event of a termination of her employment by us without "cause" or by Ms. Grey for "good reason," as each term is defined in the agreement, then Ms. Grey will be entitled to receive a severance payment in an amount equal to the sum of six months of her annual base salary then in effect, a pro rata portion of her target annual bonus for the year of such termination, plus 50% of her target annual bonus then in effect. In addition, we will pay for six months of COBRA continuation coverage for Ms. Grey and her eligible dependents if she elects such coverage upon such a termination. In the event a change in control of our Company (as defined in the employment letter) occurs within the first 36 months of Ms. Grey's employment, and within the 12 month period following the change in control Ms. Grey's employment is terminated by the Company other than for "cause," or by Ms. Grey for "good reason," as each term is defined in the agreement, then in addition to the foregoing severance payments and benefits, all of her then outstanding stock options and restricted stock units will become fully vested and exercisable immediately prior to the effective time of such termination. The foregoing benefits and payments may be subject to a delay of up to six months as necessary to avoid the imposition of additional tax under Section 409A of the Code. In addition, if any payments or benefits payable to Ms. Grey under the employment letter or otherwise would be subject to the excise tax under Section 4999 of the Code, such payments and/or benefits will be reduced to the extent necessary so that no amount will be subject to such excise tax, provided that such reduction will only occur if Ms. Grey will be in a more favorable after-tax position than if no such reduction was made.

        The employment letter also provides for certain restrictive covenants by Ms. Grey, including a confidentiality covenant that will apply during her employment with our Company and thereafter, a non-solicitation covenant for the duration of her employment and one year thereafter, and a non-competition covenant for the duration of her employment.

Potential Payments and Benefits Upon Termination or Change in Control

        The tables below reflect potential payments to our Named Executive Officers in the event of a termination of employment or a change in control of our Company, based on the terms of employment agreements in effect as of June 30, 2008 as described in Employment, Change in Control and Severance Arrangements, beginning on page 35 of this proxy statement. In addition, we reflect amounts that would be paid to any Named Executive Officer if a Named Executive Officer is terminated by us without cause or by the executive for good reason, within the twelve months following a change of control. The amounts shown assume that the termination or change in control, as applicable, occurred on June 27, 2008, the last business day of our last fiscal year. The amounts set forth in the table below represent our reasonable estimates of the amounts which would be paid to the Named Executive Officers upon their termination or a change in control, but exclude the value of any stock awards or option awards which vested on or before June 27, 2008. The actual amounts to be paid can only be determined at the time of the Named Executive Officers' separation from our company or upon the occurrence of a change in control.

        The value of the option and restricted stock unit vesting acceleration was calculated based on the assumption that the change in control and the executive's employment termination occurred on June 27, 2008. The closing price of our stock on the NASDAQ Global Market as of June 27, 2008 was $7.46, which was used as the value of our stock for purposes of these calculations. The value of the vesting acceleration was calculated by multiplying the number of accelerated option shares and common stock as of June 27, 2008 by the spread between the closing price of our stock as of June 27, 2008 and the exercise price for such unvested option shares and common stock. The values reflected also assume that the payments and benefits to the NEOs are not reduced by virtue of the provisions in the employment agreements relating to Section 4999 of the Internal Revenue Code.

Euan S. Thomson, Ph.D.

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control or Termination by NEO for any reason within 30 days of Change in Control ($)
Base Salary Severance(1)	500,000	—	750,000
Pro Rata Bonus Year	500,000	—	500,000
Target Bonus	500,000	—	750,000
COBRA Benefits Coverage Continuation(1)	19,467	—	29,200
Options Acceleration(2)	220,655	236,269	236,269
Stock Acceleration	—		—
Accrued Vacation(3)	71,988	—	71,988

Total	1,812,110	236,269	2,337,457

(1)
Assumes Dr. Thomson elects medical, dental and vision COBRA coverage for himself and his family for full 12-month or 18-month period he is so permitted, as applicable.

(2)
The value is based on the difference between the option exercise price and $7.46, which was the closing price of our common stock on June 27, 2008, with respect to all unvested options.

(3)
Assumes that Dr. Thomson had 300 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

Chris A. Raanes

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control ($)
Base Salary Severance	222,333	—	222,333
Pro Rata Bonus Year	216,775	—	216,775
Target Bonus	144,524	—	144,524
COBRA Benefits Coverage Continuation(1)	12,978	—	12,978
Options Acceleration(2)	—	—	74,847
Stock Acceleration		—	74,600
Accrued Vacation(3)	47,978	—	47,978

Total	644,588	—	794,035

(1)
Assumes Mr. Raanes elects medical, dental and vision COBRA coverage for himself and his family for the full permitted 8 month period.

(2)
The value is based on the difference between the option exercise price and $7.46, which was the closing price of our common stock on June 27, 2008, with respect to all unvested options.

(3)
Assumes that Mr. Raanes had 300 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

Eric P. Lindquist

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control ($)
Base Salary Severance	210,833	—	210,833
Pro Rata Bonus Year	205,563	—	205,563
Target Bonus	137,049	—	137,049
COBRA Benefits Coverage Continuation(1)	12,978	—	12,978
Options Acceleration(2)	—	—	173,569
Stock Acceleration	—	—	74,600
Accrued Vacation(3)	24,556	—	24,556

Total	590,978	—	839,147

(1)
Assumes Mr. Lindquist elects medical, dental and vision COBRA coverage for himself and his family for the full permitted 8 month period.

(2)
The value is based on the difference between the option exercise price and $7.46, which was the closing price of our common stock on June 27, 2008, with respect to all unvested options.

(3)
Assumes that Mr. Lindquist had 162 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

Wade B. Hampton

Benefits	Termination by Company without Cause or by NEO for Good Reason (No Change in Control) ($)	Change in Control Only ($)	Termination by Company without Cause or by NEO for Good Reason Within 12 months Following a Change in Control ($)
Base Salary Severance	138,000	—	138,000
Pro Rata Bonus Year	229,080	—	229,080
Target Bonus	114,540	—	114,540
COBRA Benefits Coverage Continuation(1)	9,733	—	9,733
Options Acceleration(2)	—	—	—
Stock Acceleration	—	—	—
Accrued Vacation(3)	24,084	—	24,084

Total	515,437	—	515,437

(1)
Assumes Mr. Hampton elects medical, dental and vision COBRA coverage for himself and his family for the full permitted 6 month period.

(2)
The value is based on the difference between the option exercise price and $7.46, which was the closing price of our common stock on June 27, 2008, with respect to all unvested options.

(3)
Assumes that Mr. Hampton had 182 hours of accrued but unused Paid Time Off, which was paid based on his annual base salary for the last fiscal year.

Robert E. McNamara

        Mr. McNamara's employment with the Company terminated effective as of his resignation on September 11, 2008. The table below sets forth the value of certain severance payments and benefits which we expect to provide to Mr. McNamara.

Benefits	($)
Base Salary Severance	316,300
Pro Rata Bonus Year	205,595
Target Bonus	42,246
COBRA Benefits Coverage Continuation(1)	19,467
Options Acceleration(2)	304,272
Stock Acceleration (3)	20,125
Accrued Vacation(4)	30,459

Total Severance Value	938,464

(1)
Assumes Mr. McNamara will elect medical, dental and vision COBRA coverage for himself and his family for 12 months.

(2)
The value is based on the difference between the option exercise price and $8.05, which was the closing price of our common stock on September 11, 2008, with respect to 127,916 stock option awards that would have become vested during the twelve month period immediately following September 11, 2008 had Mr. McNamara remained employed through that additional period, as we expect to provide accelerated vesting of such awards. Of these accelerated stock option awards, 54,999 stock option have an exercise price which exceeds $8.05 (the "Out of the Money Options"), so as of September 11, 2008, the Out of the Money Options have no value. We expect

  Mr. McNamara to have three months in which to exercise all accelerated options, and the value of Mr. McNamara's accelerated options could change during such period.

(3)
The value is based on a per share value of $8.05, which was the closing price of our common stock on September 11, 2008, with respect to 2,500 restricted stock units that would have become vested and released during the twelve month period immediately following September 11, 2008 had Mr. McNamara remained employed through that additional period, which restricted stock units we expect to accelerate and release effective as of September 11, 2008.

(4)
Mr. McNamara had 200 hours of accrued but unused Paid Time Off which was paid based on his annual base salary for the current fiscal year.

        We expect that all stock options and RSU awards not vested upon any acceleration reflected in the foregoing table will be cancelled and forfeited as of September 11, 2008.

COMPENSATION OF NON-EMPLOYEE DIRECTORS

Director Compensation Table

        The following table sets forth summary information concerning the compensation paid to or earned by our non-employee directors for their service during fiscal year 2008.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
John R. Adler, Jr., M.D	30,000	—	153,600	(2)	183,600
Elizabeth Dávila	18,750	24,156			42,906
Ted T.C. Tu	30,000	—			30,000
John P. Wareham	12,500	24,156			36,656
Robert S. Weiss	56,750	745,129			801,879
Wayne Wu	77,500	71,230			148,730
Li Yu	53,000	77,938			130,938

Total	278,500	942,609	153,600		1,374,709

(1)
The amount reflected in this column represents the compensation expense recognized for financial statement purposes for the fiscal year ended June 30, 2008 associated with the stock options granted in fiscal year 2008 and prior years, measured in accordance with FAS 123R, excluding forfeiture estimates. See Note 2 of the notes to our consolidated financial statements contained in our Annual Report on Form 10-K for the fiscal year ended June 28, 2008 for a discussion of how all assumptions made by us are derived in determining the FAS 123R values of its equity awards. On February 29, 2008, Ms. Dávila and Mr. Wareham, as new directors, were each granted an option under the 2007 Incentive Award Plan to purchase 20,000 shares, each with an aggregate grant date fair value of $121,618. The aggregate number of shares subject to stock options outstanding for each non-employee director, at June 30, 2008 was: Dr. Adler: 660,234; Mr. Tu: 0; Mr. Weiss: 108,000; Mr. Wu: 108,000; Mr. Yu: 144,000, Ms. Dávila: 20,000 and Mr. Wareham: 20,000.

(2)
Consists of consulting service fees paid during the year ended June 30, 2008.

Director Cash Compensation

        For fiscal 2008, each non-employee director (including Dr. Adler) received an annual cash retainer of $30,000 per year, paid quarterly, except that the lead director (or chairperson) received an annual cash retainer of $60,000 per year, paid quarterly. Each director who served on our compensation committee also received an additional annual cash retainer of $5,000 per year, paid quarterly, except that the chairperson of our compensation committee received an additional annual cash retainer of $10,000 per year, paid quarterly. Each non-employee director who served on our nominating and corporate governance committee also received an additional annual cash retainer of $3,000 per year, paid quarterly, except that the chairperson of our nominating and corporate governance committee received an additional annual cash retainer of $5,000 per year, paid quarterly. Each director who served on our audit committee also received an additional annual cash retainer of $10,000 per year, paid quarterly, except that the chairperson of our audit committee received an additional annual cash retainer of $20,000 per year, paid quarterly.

        For fiscal 2009, our board of directors has approved the following cash compensation for directors. Cash retainers for non-employee directors would be set at $30,000 per year, $60,000 per year for the chairperson or lead independent director and $55,000 for the vice chairperson. However, a per meeting fee of $1,000 for in-person meetings and $500 for telephonic meetings would be instituted for meetings attended by each board member in excess of four board meetings per year. The board also approved the following cash compensation structure for members of standing committees of the Board.

Committee	Chairperson retainer ($)	Member retainer ($)	Number of meetings covered
Audit committee	20,000	10,000	8
Compensation committee	10,000	5,000	6
Nominating committee	5,000	3,000	4

        For meetings of standing committees in excess of the number set forth above, each committee member would be entitled to receive a per meeting fee of $1,000 per in-person meeting and $500 per telephonic meeting for each meeting attended.

        All of our directors are reimbursed for the reasonable expenses incurred in connection with participating in the meetings of our board of directors. Employee directors are not compensated for board services in addition to their regular employee compensation.

Non-Employee Director Equity Compensation

        On February 29, 2008, we granted each of Ms. Dávila and Mr. Wareham options to purchase 20,000 shares of our common stock at a per share exercise price equal to the closing price of our common stock on the NASDAQ Global Market on the date of grant, which was a price of $10.36 per share. Subject to Ms. Dávila's and Mr. Wareham's continued service, these options vest on a monthly basis such that 50% of the shares subject to the option vest during the first year following the vesting commencement date and 25% of the shares subject to the option vest during each of the second and third years following the vesting commencement date.

        Our board of directors has recently approved guidelines for annual option grants to our continuing non-employee directors. Under these guidelines, each non-employee director would receive an annual option grant equal to the number of shares obtained by dividing $120,000 by the Black-Scholes valuation (as of the date of grant) of one share of our common stock. As of June 30, 2008, the Black-Scholes valuation of one share of our common stock was $4.47. No additional option grants would be provided for committee membership or for serving as the chairperson of a committee. These option grants would vest on a monthly basis during the first year following the grant such that 50% of the options would be vested on the first anniversary of the vesting commencement date. The remaining options would then vest on a monthly basis over the next two years. Vesting of options would be accelerated in the event of a change of control We expect to grant options to our continuing directors in accordance with these guidelines at approximately the commencement of calendar year 2009.

 SECURITY OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

        The following table presents information as to the beneficial ownership of our common stock as of July 31, 2008 by:

  •
  each of our Named Executive Officers;

  •
  each of our directors;

  •
  all of our directors and executive officers as a group; and

  •
  each stockholder known by us to be the beneficial owner of more than 5% of our common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares beneficially owned, subject to community property laws where applicable. Shares of our common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of July 31, 2008 are deemed to be outstanding and to be beneficially owned by the person holding the options or warrants for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

        Unless otherwise indicated, the address for each of the stockholders in the table below is c/o Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089.

        This table lists applicable percentage ownership based on 54,597,536 shares of common stock outstanding as of July 31, 2008.

	Beneficial Ownership
Name and Address of Beneficial Owner	Shares	Percent
5% Stockholders
President (BVI) International Investment Holdings Ltd.(1)	9,668,921	17.7
Shapiro Capital Management LLC(2)	6,204,064	11.4
Denver Investment Advisors(3)	1,271,980	2.3
Executive Officers and Directors
Euan S. Thomson, Ph.D(4)	1,743,208	3.2
Robert E. McNamara(5)	660,068	1.2
Chris A. Raanes(6)	642,680	1.2
Eric P. Lindquist(7)	376,305	1.0
Wade B. Hampton(8)	160,388	*
Wayne Wu(9)	809,030	1.5
John R. Adler, Jr., M.D(10).	1,545,720	2.8
Elizabeth Dávila(11)	6,833	*
Ted T.C. Tu(1)(12)	9,668,921	17.7
John P. Wareham(13)	5,833	*
Robert S. Weiss(14)	170,000	*
Li Yu(15)	134,875	*
All executive officers and directors as a group (14 persons)	15,989,154	29.3

    *
    Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

    (1)
    President (BVI) International Investment Holdings Ltd., or PIIH, is a wholly-owned subsidiary of President International Development Corporation, or PIDC, which is a 61%

      owned subsidiary of Uni-President Enterprises Corp., or Uni-President, a Republic of China company publicly traded on the Taiwan Stock Exchange. The board of directors and supervisors of Uni-President consist of Chin-Yen Kao, chairman of the board of directors; Kao-Huei Cheng and Chang-Sheng Lin, each a managing director; Ping-Chih Wu, Hsiu-Jen Liu, Po-Ming Hou, Ying-Jen Wu, Chung-Ho Wu and Ching-Chien Hou Su, each a director; and Kao-Keng Chen, Peng-Chih Kuo and Joe J.T. Teng, each a supervisor. Mr. Tu, one of our directors, was the President of PIDC, but resigned as President effective September 17, 2008. As of July 31, 2008, these individuals may be deemed to share dispositive and voting power over the shares owned by PIIH. Each of these individuals disclaims beneficial ownership of such shares, except to the extent of his or her pecuniary interest therein. The address of PIIH is 10F., No. 11, Songgao Rd., Taipei City 110, Taiwan, R.O.C. The address of Uni-President is No. 301, Jhongjheng Road, Yongkang City, Tainan County 710, Taiwan, Republic of China.

    (2)
    Based upon a Scheduled 13G filed with the SEC on August 6, 2008.

    (3)
    Based upon a Scheduled 13G filed with the SEC on February 14, 2008.

    (4)
    Includes 30,000 shares held by Dr. Thomson and 1,713,208 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (5)
    Includes 2,985 shares held by Mr. McNamara and 657,083 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008. Mr. McNamara's employment with the Company terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in Employment, Change of Control and Severance Agreement—Robert E. McNamara, above

    (6)
    Includes 9,597 shares held by Mr. Raanes and 633,083 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (7)
    Includes 1,597 shares held by Mr. Lindquist and 374,708 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (8)
    Includes 10,388 shares held by Mr. Hampton and 150,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (9)
    Includes 559,075 shares held by Mr. Wu, 146,580 shares held by Mr. Wu's spouse, 4,000 shares by Mr. Wu's children and 99,375 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008. Mr. Wu disclaims beneficial ownership of his spouse and children's shares, except to the extent of his pecuniary interest therein.

    (10)
    Includes 23,333 shares held by John R. Adler, Jr., Trustee for the Brittany Adler Irrevocable Trust dated 10/30/2000, 23,333 shares held by John R. Adler, Jr., Trustee for the John R. Adler III Irrevocable Trust dated 10/30/2000, 60,000 shares held by John R. Adler Jr. Grantor Retained Annuity Trust, 34,069 shared held by the Marilyn B. Adler Grantor Retained Annuity Trust, 744,751 shares held by John R. Adler Jr. and Marilyn B. Adler, Trustees or their Successors in interest under the terms of the Adler Family Revocable Trust dated 11/29/2000 and 660,234 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (11)
    Includes 1,000 shares held by Ms. Dávila and 5,833 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (12)
    Includes 9,668,921 shares held by PIIH.

    (13)
    Includes 5,833 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (14)
    Includes 100,000 shares held by Mr. Weiss and 70,000 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

    (15)
    Includes 134,875 shares of common stock issuable upon the exercise of options exercisable within 60 days of July 31, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, or the Exchange Act, requires our directors, officers and persons who beneficially own more than 10% of our common stock to file reports of ownership and reports of changes in ownership of our common stock and other equity securities with the SEC. Directors, officers and beneficial owners of 10% or more of our common stock are required by SEC regulations to furnish us with copies of all these forms they file.

        Based solely upon our review of the copies of Forms 3, 4 and 5 received by us, or written representations from reporting persons that no forms were required of such persons, we believe that during our fiscal year ended June 30, 2008, all Section 16(a) reports were timely filed.

CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS

Director Independence

        The board of directors consists of eight directors prior to the Annual Meeting. Following the Annual Meeting, the board of directors will consist of seven directors and one vacancy, as Ted T.C. Tu was not renominated to be a member of the board of directors. Our board of directors has determined that each of our current directors other than Euan S. Thomson, Ph.D., our President and Chief Executive Officer; John R. Adler, Jr., M.D., a founder of ours; and Ted T.C. Tu, the former president of our largest stockholder, are independent under the director independence standards of the NASDAQ Stock Market.

Committees of the Board of Directors

        Our board of directors has three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. From time to time, the board of directors may also create various ad hoc committees for special purposes. The current membership of each of the three standing committees of the board of directors is set forth below:

Name of Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee
Elizabeth Dávila	Committee Member	Committee Member
Wayne Wu		Committee Member	Committee Chair
Robert S. Weiss	Committee Chair		Committee Member
Li Yu	Committee Member	Committee Chair	Committee Member

        None of Drs. Thomson or Adler or Messrs. Wareham or Tu is a member of any committee of our board of directors.

Audit Committee

        Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee evaluates the independent auditors' qualifications, independence and performance; determines the engagement of the independent auditors; reviews and approves the scope of the annual audit and the audit fee; discusses with management and the independent auditors the results of the annual audit and the review of our quarterly consolidated financial statements; approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on the Accuray engagement team as required by law; reviews our critical accounting policies and estimates; oversees our internal audit function and annually reviews the audit committee charter and the committee's performance. The current members of our audit committee are Mr. Weiss, who is the chair of the committee, Mr. Yu and Ms. Dávila. Ms. Dávila replaced Mr. Wu on the audit committee effective February 25, 2008. All members of our audit committee meet the requirements for financial literacy under the applicable rules and regulations of the SEC and NASDAQ. Our board has determined that Mr. Weiss is an audit committee financial expert as defined under the applicable rules of the SEC and has the requisite financial sophistication as defined under the applicable rules and regulations of NASDAQ. Mr. Weiss, Mr. Yu, Ms. Dávila and Mr. Wu are independent directors as defined under the applicable rules and regulations of the SEC and NASDAQ. The audit committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ. A copy of the audit committee charter can be found on our website, www.accuray.com, under the section titled "Investor Relations" and under the subsection "Corporate Governance" and is attached hereto as Appendix A.

        The audit committee met 14 times during the fiscal year ended June 30, 2008. The audit committee did not act by written consent during such fiscal year.

Compensation Committee

        Our compensation committee reviews and recommends policies relating to compensation and benefits of our officers and employees. The compensation committee reviews and approves corporate goals and objectives relevant to compensation of our chief executive officer and other executive officers, evaluates the performance of these officers in light of those goals and objectives, and sets the compensation of these officers based on such evaluations. The compensation committee also administers the issuance of stock options and other awards under our stock plans (other than awards granted to non-employee members of our board of directors). The compensation committee will review and evaluate, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter. The current members of our compensation committee are Ms. Dávila, Mr. Wu and Mr. Yu, with Mr. Yu serving as the chair of the committee. Ms. Dávila replaced Mr. Weiss on the compensation committee effective February 25, 2008. Each of the members of our compensation committee is independent under the applicable rules and regulations of the SEC, NASDAQ and the Internal Revenue Service. A copy of the compensation committee charter can be found on our website, www.accuray.com, under the section titled "Investor Relations" and under the subsection "Corporate Governance" and is attached hereto as Appendix B.

        The compensation committee met 14 times during the fiscal year ended June 30, 2008. The compensation committee did not act by written consent during such fiscal year.

Nominating and Corporate Governance Committee

        The nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board. In addition, the nominating and corporate governance committee will be responsible for overseeing our corporate governance guidelines and reporting and making recommendations to our board concerning governance matters. The current members of our nominating and corporate governance committee are Mr. Weiss, Mr. Wu and Mr. Yu, with Mr. Wu serving as the chair of the committee. Each of the members of our nominating and corporate governance committee is independent under the applicable rules and regulations of the SEC and NASDAQ. The nominating and corporate governance committee operates under a written charter that satisfies the applicable standards of the SEC and NASDAQ. A copy of the nominating and corporate governance committee charter can be found on our website, www.accuray.com, under the section titled "Investor Relations" and under the subsection "Corporate Governance."

        The nominating and corporate governance committee met two times during the fiscal year ended June 30, 2008 and did not act by written consent during such fiscal year.

Meetings Attended by Directors

        The board of directors held a total of 10 meetings during our fiscal year ended June 30, 2008 and did not act by unanimous written consent during such fiscal year. During fiscal 2008, all of our directors attended at least 75% of the total number of meetings held by the board of directors and each of the committee(s) of the board of directors on which he or she served during the period for which he or she was a director.

        The independent directors intend to hold meetings on a periodic basis. During our fiscal year ended June 30, 2008, the non-employee directors held three such meetings (other than as committee members). The meetings of the independent directors typically will take place in connection with the regularly scheduled meetings of the full board of directors. The independent directors may meet at such other times as they deem necessary or appropriate.

        Our directors are encouraged to attend our annual meeting of stockholders although we do not maintain a formal policy regarding director attendance at the annual meeting of stockholders.

Consideration of Director Nominees

         Stockholder Nominations and Recommendations.    As described above in the Question and Answer section of this proxy statement under "What is the deadline for submitting proposals for consideration at next year's annual meeting of stockholders or to nominate individuals to serve as directors?," our bylaws set forth the procedure for the proper submission of stockholder nominations for membership on the board of directors. In addition, the Nominating and Corporate Governance Committee may consider properly submitted stockholder recommendations for candidates for membership on the board of directors. A stockholder may make such a recommendation by submitting the following information to our Corporate Secretary at 1310 Chesapeake Terrace, Sunnyvale, California 94089: the candidate's name and address; a representation that the recommending stockholder is a holder of record of our stock and is entitled to vote at the meeting, and intends to appear in person or by proxy at the meeting to nominate the candidate; if applicable, a description of all arrangements or understandings between the stockholder and each nominee pursuant to which nominations are to be made by the stockholder; such other information regarding each nominee as would be required to be included in a proxy statement had the nominee been nominated or intended to be nominated by the board of directors; and the consent of each nominee to serve as a director if so elected.

         Director Qualifications.    Members of the board of directors should have the highest professional and personal ethics and values, and conduct themselves in a manner that is consistent with our Code of Business Conduct and Ethics. While the Nominating and Corporate Governance Committee has not established specific minimum qualifications for director candidates, the Committee believes that candidates and nominees must reflect a board of directors that is comprised of directors who (i) are predominantly independent, (ii) are of high integrity, (iii) have qualifications that will increase overall board of directors effectiveness, and (iv) meet other requirements as may be required by applicable rules, such as financial literacy or financial expertise with respect to Audit Committee members.

         Identifying and Evaluating Director Nominees.    Although candidates for nomination to the board of directors typically are suggested by existing directors or by our executive officers, candidates may come to the attention of the board of directors through professional search firms, stockholders or other persons. The Nominating and Corporate Governance Committee reviews the qualifications of any candidates who have been properly brought to the Committee's attention. The Committee has also retained, and may in the future retain, executive recruiting firms to assist it in identifying candidates for board membership. Such review may, in the Nominating and Corporate Governance Committee's

discretion, include a review solely of information provided to the Committee or may also include discussions with persons familiar with the candidate, an interview with the candidate or other actions that the Committee deems proper. The Nominating and Corporate Governance Committee considers the suitability of each candidate, including the current members of the board of directors, in light of the current size and composition of the board of directors. In evaluating the qualifications of the candidates, the Committee considers many factors, including, issues of character, judgment, independence, age, expertise, diversity of experience, length of service, other commitments and other similar factors. The Committee evaluates such factors, among others, and does not assign any particular weighting or priority to any of these factors. The Committee expects that it would evaluate candidates properly recommended by stockholders using the same criteria as other candidates.

Code of Business Conduct and Ethics

        We are committed to maintaining the highest standards of business conduct and ethics. Our Code of Business Conduct and Ethics reflects our values and the business practices and principles of behavior that support this commitment. The code applies to all of our officers, directors and employees and satisfies SEC rules for a "code of ethics" required by Section 406 of the Sarbanes-Oxley Act of 2002, as well as the NASDAQ listing standards requirement for a "code of conduct."

Compensation Committee Interlocks and Insider Participation

        None of the members of our Compensation Committee has at any time been one of our executive officers or employees. None of our executive officers currently serves, or in the past fiscal year has served, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving on our board of directors or Compensation Committee.

Family Relationships

        There are no family relationships among any of our directors or executive officers.

Communications with the Board of Directors

        We provide a process for stockholders to send communications to our board of directors, any committee of our board of directors or any individual director, including non-employee directors. Stockholders may communicate with our board of directors by writing to: Board of Directors, c/o Corporate Secretary, Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089. The Secretary will forward correspondence to our board of directors, one of the committees of our board of directors or an individual director as the case may be, or, if the Secretary determines in accordance with his best judgment that the matter can be addressed by management, then to the appropriate executive officer.

EXECUTIVE OFFICERS

        Set forth below is certain information regarding each of our executive officers as of July 31, 2008.

Name	Age	Position(s)
Euan S. Thomson, Ph.D.	45	President, Chief Executive Officer and Director
Robert E. McNamara	51	Former Senior Vice President, Chief Financial Officer
Chris A. Raanes	43	Senior Vice President, Chief Operating Officer
Eric P. Lindquist	48	Senior Vice President, Chief Marketing Officer
Wade B. Hampton	53	Senior Vice President, Chief Sales Officer
Christopher D. Mitchell	46	Former Senior Vice President and General Counsel
Theresa L. Dadone	54	Senior Vice President, Human Resources
Holly R. Grey	35	Senior Vice President, Finance, Interim Principal Financial Officer

        Further information with respect to Dr. Thomson is provided above under "Proposal One—Election of Directors."

        Robert E. McNamara served as our Senior Vice President, Chief Financial Officer from December 2004 to September 11, 2008. From March 2003 to June 2004, Mr. McNamara served initially as a consultant and then as Chief Executive Officer for InDefense, Inc., a security software company that was acquired by Microsoft, Inc. After the acquisition, Mr. McNamara provided consulting services to the surviving entity until November 2004. From March 2001 to August 2002, Mr. McNamara served as Senior Vice President and Chief Financial Officer of Recourse Technologies, Inc., a security software firm that was acquired by Symantec Corporation. After the acquisition, Mr. McNamara provided consulting services to the surviving entity from September 2002 to February 2003. From August 1999 to February 2001, Mr. McNamara founded and served as CFO for EB Direct, an online employee benefits provider, acquired by InsuranceWize. From August 1997 to July 1998, Mr. McNamara served as Executive Vice President and Chief Financial Officer for Somnus Medical Technologies, Inc., a medical device company. From August 1998 to August 1999, Mr. McNamara provided consulting services to Somnus. From April 1995 to August 1997, Mr. McNamara served as Chief Financial Officer of Target Therapeutics Inc., a medical device company. Mr. McNamara currently sits on the board of directors of Northstar Neuroscience Inc., a medical device company. Mr. McNamara holds a B.S. in Accounting from the University of San Francisco and an M.B.A. from the Wharton School at the University of Pennsylvania. Mr. McNamara's employment as Chief Financial Officer terminated effective as of his resignation on September 11, 2008. We expect to provide certain severance payments and benefits as described in further detail under Employment, Change in Control and Severance Arrangements—Robert E. McNamara, above.

        Chris A. Raanes has served as our Senior Vice President, Chief Operating Officer since September 2002. Between March 2002 and September 2002, Mr. Raanes was attending to personal matters. From December 1999 to March 2002, Mr. Raanes served as Vice President and General Manager of Digital Imaging for PerkinElmer Optoelectronics, a business unit of PerkinElmer, Inc. From December 1998 to December 1999, Mr. Raanes was the General Manager of Amorphous Silicon, a business unit of PerkinElmer, Inc. From July 1992 to December 1998, Mr. Raanes held a number of positions, including President and General Manager of EG&G Reticon, a subsidiary of a predecessor to PerkinElmer. Mr. Raanes holds a B.S. and an M.S., each in Electrical Engineering, from the Massachusetts Institute of Technology.

        Eric P. Lindquist has served as our Senior Vice President, Chief Marketing Officer since November 2004. From March 2004 to November 2004, Mr. Lindquist served as Senior Vice President of Marketing at Omnicell, Inc., a healthcare services company. From March 1997 to March 2004, Mr. Lindquist served in various senior management roles, including President of BrainLAB, Inc. and Director of North American Sales of BrainLAB AG, a medical technology company. Mr. Lindquist holds a B.S. in Mechanical Engineering from Washington State University, an M.S. in Mechanical Engineering from Stanford University and an M.B.A. from the Haas School of Business at the University of California, Berkeley.

        Wade B. Hampton has served as our Senior Vice President, Chief Sales Officer since May 2007. Mr. Hampton first joined us as Senior Vice President, Worldwide Sales in August 2006. From March 2003 to August 2006, Mr. Hampton served in various senior management roles, including Senior Vice President, Americas at Lumenis Ltd., a medical device company. From October 2001 to March 2003, he served as Vice President of International at Natus Medical, Inc., a medical device company. From September 1999 to October 2001 he served as Vice President of International at Coherent, Inc., a medical device company. From January 1997 to September 1999, he served in various positions, including President and Vice President, at Andros Incorporated, a scientific instrumentation company. Mr. Hampton holds a B.A. in Business Administration from the University of Florida.

        Christopher D. Mitchell served as our Senior Vice President and General Counsel from April 2007 to September 11, 2008. From January 2007 to April 2007, Mr. Mitchell was attending to personal matters. From October 2006 to January 2007, Mr. Mitchell served as General Counsel of St. Francis Medical Technologies, Inc., a privately-held medical device company that was acquired by Kyphon, Inc. in January 2007. From February 1995 to October 2006, Mr. Mitchell was a partner in the law firm of Wilson Sonsini Goodrich & Rosati. Mr. Mitchell was an associate in such firm from April 1989 through January 1995. Mr. Mitchell holds a B.A. in Economics from Haverford College and a J.D. from the University of Minnesota. Mr. Mitchell's employment as our General Counsel terminated effective as of his resignation on September 11, 2008.

        Theresa L. Dadone joined us as Senior Vice President, Human Resources in July 2007. From April 2007 to July 2007, Ms. Dadone was attending to personal matters. From February 2003 through April 2007 Ms. Dadone served in various human resources management roles, including Vice President of Human Resources at Hewlett-Packard Company. Prior to that, from January 2001 through February 2003, Ms. Dadone served as Vice President Human Resources for Propel, Inc., a web acceleration company, and as Senior Vice President, Human Resources for Healtheon/ WebMD from January 1998 to January 2001. Ms. Dadone holds a B.S. degree in Clinical Psychology from San Jose State University.

        Holly R. Grey has served as our Senior Vice President, Finance since March 3, 2008, and as our interim Principal Financial Officer since September 11, 2008. From September 2005 to March 2008, Ms. Grey served as Vice President, Finance of Aspect Software, Inc., or Aspect, a customer interaction management software solutions company, and from July 2000 to September 2005 she served as Corporate Controller of Aspect. From September 1995 to July 2000, Ms. Grey held a number of positions within the public accounting firm of Arthur Andersen, including manager. Ms. Grey holds a B.A. from Boston College and is a licensed certified public accountant in the state of Massachusetts.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        In addition to the compensation arrangements with directors and the executive officers described above, the following is a description of each transaction during fiscal year 2008 and each currently proposed transaction in which:

  •
  we have been or are to be a participant;

  •
  the amount involved exceeds $120,000; and

  •
  any of our directors, executive officers or holders of more than 5% of our capital stock, or any immediate family member of or person sharing the household with any of these individuals, had or will have a direct or indirect material interest.

The CyberKnife Society

        The CyberKnife Society was incorporated in December 2002 as a non-profit organization, and has operated with administrative assistance and funding from us. The CyberKnife Society was organized for the purpose of bringing together CyberKnife system users and medical professionals affiliated with radiosurgery worldwide to foster scholarly exchange and the sharing of clinical information relating to the CyberKnife system, as well as to educate patients about radiosurgery. The CyberKnife Society offered membership to CyberKnife system users as a means of facilitating communication, as well as coordinating continuing medical education and other educational events regarding the CyberKnife system and radiosurgery. In November 2006, the CyberKnife Society was dissolved as a separate entity with the intention of reorganizing the CyberKnife Society in the near future, and in January of 2008, the CyberKnife Society was reincorporated as a nonprofit mutual benefit corporation, with Accuray as the sponsor member. The CyberKnife Society continues to offer the same benefits and services to its membership. Between November 2006 and January 2008, the CyberKnife Society was operated as a department of our company, during which time it continued to offer the same benefits and services to its membership.

        As part of the dissolution of the CyberKnife Society, the Attorney General of California required that the liabilities and obligations of the CyberKnife Society be assumed by another entity. We assumed all such liabilities and obligations.

Consulting Agreements

        In April 2008, we entered into a consulting agreement with Dr. Adler. Under the consulting agreement, we have engaged Dr. Adler to provide consulting services and marketing support and Dr. Adler is entitled to receive maximum consulting fees of $167,100 per year, payable at the beginning of each quarter beginning on April 1, 2008. This agreement has a term of one year and will renew for successive one year periods, unless 30 days' written notice of termination is provided by either party prior to the expiration of each one year period. We paid Dr. Adler $153,600, $178,025, $204,750 and $246,000 pursuant to his prior consulting agreements during the fiscal years ended June 30, 2008, 2007, 2006 and 2005, respectively.

Indemnification of Directors and Officers

        Our amended and restated certificate of incorporation and bylaws in effect provide that we will indemnify each of our directors and officers to the fullest extent permitted by the Delaware General Corporation Law. Furthermore, we have entered into indemnification agreements with each of our directors and officers. In addition, certain indemnification provisions are contained in Mr. Lindquist's employment terms letter.

Other Arrangements

        Dr. Adler, a member of our board of directors, is a Professor of Neurosurgery and Radiation Oncology at Stanford University. During the years ended June 30, 2008, 2007, 2006 and 2005, we recognized revenue of $734,000, $722,000, $195,000 and $585,000, respectively, relating to services provided to Stanford University. During the years ended June 30, 2008, 2007, 2006 and 2005, we recognized revenue of $0, $3,057,000, $0 and $0 relating to the sale of a CyberKnife system to Stanford University. Advances and deferred revenue of $231,000, $231,000, $1,340,000 and $195,000 were recorded at June 30, 2008, 2007, 2006, and 2005, respectively, relating to payments made by Stanford University. We also have a license agreement with Stanford University.

        The Company recognized related party revenue of $1.2 million during the year ended June 30, 2008, relating to products and services provided to Meditec. Meditec's parent, Marubeni Corporation, was a common stockholder of the Company, but transferred its interest in the Company during September 2007 and is no longer a stockholder of record of the Company. At June 30, 2008 no amounts were due from Meditec.

Review, Approval or Ratification of Transactions with Related Parties

        During fiscal year 2008, we believe that, except as described above, there has not been any transaction or series of similar transactions to which we were or are to be a party in which the amount involved exceeds $120,000 and in which any director, executive officer or holder of more than 5% of our common stock, or members of any such person's immediate family, had or will have a direct or indirect material interest, other than as described herein. Any such transactions are required to be approved by the Audit Committee of the Board of Directors and we intend that they will be on terms no less favorable to our company than could be obtained from unaffiliated third parties. Our Code of Business Conduct and Ethics contains a written policy to the effect that our personnel are prohibited from engaging in transactions of the nature described above.

 WHERE YOU CAN FIND ADDITIONAL INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file with the SEC at the SEC's Public Reference Room at 100 F. Street, N.E., Room 1580, Washington, D.C. 20549 or at the offices of the National Association of Securities Dealers, Inc. located at 1735 K Street, N.W., Washington, D.C. 20006. Our SEC filings are also available to the public at the SEC's website at www.sec.gov and through our website at www.accuray.com.

Stockholders Sharing The Same Address

        We have adopted a procedure called "householding." Under this procedure, we are delivering only one copy of the Notice of Internet Availability of Proxy Materials and, as applicable, any additional proxy materials to multiple stockholders who share the same address, unless we have received contrary instructions from an affected stockholder.

        We will deliver promptly upon written or oral request a separate copy of the Notice of Internet Availability of Proxy Materials, annual report or the proxy statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Notice of Internet Availability of Proxy Materials, annual report or proxy statement, you may write, e-mail or call our Investor Relations Department at Accuray Incorporated, 1310 Chesapeake Terrace, Sunnyvale, California 94089, Attention: Thomas Rathjen, VP Investor Relations, telephone: (408) 789-4458, trathjen@accuray.com. You may also access our Notice of Internet Availability of Proxy Materials, annual report and proxy statement on our website, www.accuray.com, under the section titled "Corporate—Investor Relations" and under the subsection "SEC Filings."

        If you are a holder of record and would like to revoke your householding consent and receive a separate copy of the annual report or proxy statement in the future, please contact BNY Mellon Shareowner Services, P.O. Box 3316, South Hackensack, NJ 07606, telephone: (800) 205-7699. You will be removed from the householding program within 30 days of receipt of the revocation of your consent.

        Any stockholders of record who share the same address and currently receive multiple copies of our Notice of Internet Availability of Proxy Materials, annual report and proxy statement who wish to receive only one copy of these materials per household in the future, please contact our Investor Relations Department at the contact information listed above to participate in the householding program.

        A number of brokerage firms have instituted householding. If you hold your shares in "street name," please contact your bank, broker or other holder of record to request information about householding.

OTHER MATTERS

        As of the date of this proxy statement, no stockholder had advised us of the intent to present any other matters, and we are not aware of any other matters to be presented, at the meeting. Accordingly, the only items of business that our board of directors intends to present at the meeting are set forth in this proxy statement.

        If any other matter or matters are properly brought before the meeting, the persons named as proxyholders will use their discretion to vote on the matters in accordance with their best judgment as they deem advisable.

By order of the Board of Directors,

Darren Milliken
 Interim General Counsel

Sunnyvale, California
September 29, 2008

 APPENDIX A

AUDIT COMMITTEE CHARTER
of the Audit Committee
of ACCURAY INCORPORATED

        This Audit Committee Charter ("Charter") was adopted by the Board of Directors (the "Board") of Accuray Incorporated (the "Company") on July 16, 2005. This Charter was amended by the Board on August 25, 2008.

I. Purpose

        The purpose of the Audit Committee (the "Committee") is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

        Notwithstanding the foregoing, the Committee's responsibilities are limited to oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements as well as the Company's financial reporting process, accounting policies, internal audit function, internal accounting controls and disclosure controls and procedures. The independent auditor is responsible for performing an audit of the Company's annual financial statements, expressing an opinion as to the conformity of such annual financial statements with generally accepted accounting principles and reviewing the Company's quarterly financial statements. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures arecomplete and accurate and in accordance with generally accepted accounting principles and applicable laws, rules and regulations. Each member of the Committee shall be entitled to rely on the integrity of those persons within the Company and of the professionals and experts (including the Company's internal auditor (or others responsible for the internal audit function, including contracted non-employee or audit or accounting firms engaged to provide internal audit services)(the "internal auditor") and the Company's independent auditor) from which the Committee receives information and, absent actual knowledge to the contrary, the accuracy of the financial and other information provided to the Committee by such persons, professionals or experts.

        Further, auditing literature, particularly Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent auditors. The members of the Committee are not independent auditors, and the term "review" as used in this Charter is not intended to have that meaning and should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing reviews of financial statements.

II. Membership

        The Committee shall consist of at least three members of the Board; provided, that if at any time there is a vacancy on the Committee and the remaining members meet all membership requirements, then the Committee may consist of two members until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the vacancy. Each Committee member must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement and cash flow statement. Members of the Committee are not required to be engaged in the accounting and auditing profession and, consequently, some members may not be expert in financial matters, or in matters involving auditing or accounting. However, at least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. In addition, at least one member of the Committee shall be an "audit committee financial expert" within the definition adopted by the Securities and Exchange Commission (the "SEC"). Each Committee member shall satisfy the independence requirements of the Nasdaq Stock Market and Rule 10A-3(b)(1) under the Exchange Act; provided, that if a member of the Committee ceases to be independent for reasons outside the member's reasonable control, then the member may remain on the Committee until the earlier of the Company's next annual stockholders meeting or one year from the occurrence of the event that caused the member to cease to be independent. The members of the Committee, including the Chair of the Committee (the "Chair"), shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board.

III. Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet at least once during each fiscal quarter and more frequently as the Committee deems desirable. The Committee shall meet separately, periodically, with management, with the internal auditor and with the independent auditor.

        All non-management directors that are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, and any other financial personnel employed or retained by the Company or any other persons whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Committee may also exclude from its meetings any persons it deems appropriate, including, but not limited to, any non-management director that is not a member of the Committee.

        The Committee may retain any independent counsel, experts or advisors (accounting, financial or otherwise) that the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report or performing other audit, review or attest services, for payment of compensation to any advisors employed by the Committee and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

        The Committee may conduct or authorize investigations into any matters within the scope of the powers and responsibilities delegated to the Committee.

IV. Powers and Responsibilities

Interaction with the Independent Auditor

        1.    Appointment and Oversight.    The Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditor (including resolution of any disagreements between Company management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and the independent auditor shall report directly to the Committee.

        2.    Pre-Approval of Services.    Before the independent auditor is engaged by the Company or its subsidiaries to render audit or non-audit services, the Committee shall pre-approve the engagement. Committee pre-approval of audit and non-audit services will not be required if the engagement for the services is entered into pursuant to pre-approval policies and procedures established by the Committee regarding the Company's engagement of the independent auditor, provided the policies and procedures are detailed as to the particular service, the Committee is informed of each service provided and such policies and procedures do not include delegation of the Committee's responsibilities under the Exchange Act to the Company's management. The Committee may delegate to one or more designated members of the Committee the authority to grant pre-approvals, provided such approvals are presented to the Committee at a subsequent meeting. If the Committee elects to establish pre-approval policies and procedures regarding non-audit services, the Committee must be informed of each non-audit service provided by the independent auditor. Committee pre-approval of non-audit services (other than review and attest services) also will not be required if such services fall within available exceptions established by the SEC.

        3.    Independence of Independent Auditor.    The Committee shall, at least annually, review the independence and quality control procedures of the independent auditor and the experience and qualifications of the independent auditor's senior personnel that are providing audit services to the Company. In conducting its review:

            (i)  The Committee shall obtain and review a report prepared by the independent auditor describing (A) the auditing firm's internal quality-control procedures and (B) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues.

           (ii)  The Committee shall ensure that the independent auditor prepare and deliver, at least annually, a written statement delineating all relationships between the independent auditor and the Company, consistent with Independence Standards Board Standard. The Committee shall actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that, in the view of the Committee, may impact the objectivity and independence of the independent auditor. If the Committee determines that further inquiry is advisable, the Committee shall take appropriate action in response to the independent auditor's report to satisfy itself of the auditor's independence.

          (iii)  The Committee shall confirm with the independent auditor that the independent auditor is in compliance with the partner rotation requirements established by the SEC.

          (iv)  The Committee shall, if applicable, consider whether the independent auditor's provision of any permitted information technology services or other non-audit services to the Company are compatible with maintaining the independence of the independent auditor.

Annual Financial Statements and Annual Audit

        4.    Meetings with Management, the Independent Auditor and the Internal Auditor.

            (i)  The Committee shall meet with management, the independent auditor and the internal auditor in connection with each annual audit to discuss the scope of the audit, the procedures to be followed and the staffing of the audit.

           (ii)  The Committee shall review and discuss with management and the independent auditor: (A) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (B) any analyses prepared by management or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including analyses of the effects of alternative GAAP methods on the Company's financial statements; and (C) the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the Company's financial statements.

          (iii)  The Committee shall review and discuss the annual audited financial statements with management and the independent auditor.

        5.    Separate Meetings with the Independent Auditor.

            (i)  The Committee shall review with the independent auditor any problems or difficulties the independent auditor may have encountered during the course of the audit work, including any restrictions on the scope of activities or access to required information or any significant disagreements with management and management's responses to such matters.

           (ii)  The Committee shall discuss with the independent auditor the report that such auditor is required to make to the Committee regarding: (A) all accounting policies and practices to be used that the independent auditor identifies as critical; (B) all alternative treatments within GAAP for policies and practices related to material items that have been discussed among management and the independent auditor, including the ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and (C) all other material written communications between the independent auditor and management of the Company, such as any management letter, management representation letter, reports on observations and recommendations on internal controls, independent auditor's engagement letter, independent auditor's independence letter, schedule of unadjusted audit differences and a listing of adjustments and reclassifications not recorded, if any.

          (iii)  The Committee shall discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as then in effect.

        6.    Recommendation to Include Financial Statements in Annual Report.    The Committee shall, based on the review and discussions in paragraphs 4(iii) and 5(iii) above, and based on the disclosures received from the independent auditor regarding its independence and discussions with the auditor regarding such independence pursuant to subparagraph 3(ii) above, determine whether to recommend to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

Quarterly Financial Statements

        7.    Meetings with Management, the Independent Auditor and the Internal Auditor.    The Committee shall review and discuss the quarterly financial statements with management, the independent auditor and the internal auditor.

Other Powers and Responsibilities

        8.     The Committee shall discuss with management and the independent auditor the Company's earnings press releases (with particular focus on any "pro forma" or "adjusted" non- GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies. The Committee's discussion in this regard may be general in nature (i.e., discussion of the types of information to be disclosed and the type of presentation to be made) and need not take place in advance of each earnings release or each instance in which the Company may provide earnings guidance.

        9.     The Committee shall review all related party transactions on an ongoing basis and all such transactions must be approved by the Committee.

        10.   The Committee shall discuss with management and the independent auditor any correspondence from or with regulators or governmental agencies, any employee complaints or any published reports that raise material issues regarding the Company's financial statements, financial reporting process, accounting policies or internal audit function.

        11.   The Committee shall discuss with the Company's General Counsel or outside counsel any legal matters brought to the Committee's attention that could reasonably be expected to have a material impact on the Company's financial statements.

        12.   The Committee shall request assurances from management, the independent auditor and the Company's internal auditors that the Company's foreign subsidiaries and foreign affiliated entities, if any, are in conformity with applicable legal requirements, including disclosure of affiliated party transactions.

        13.   The Committee shall discuss with management the Company's policies with respect to risk assessment and risk management. The Committee shall discuss with management the Company's significant financial risk exposures and the actions management has taken to limit, monitor or control such exposures.

        14.   The Committee shall set clear hiring policies for employees or former employees of the Company's independent auditor.

        15.   The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters. The Committee shall also establish procedures for the confidential and anonymous submission by employees regarding questionable accounting or auditing matters.

        16.   The Committee shall provide the Company with the report of the Committee with respect to the audited financial statements required by Item 306 of Reg. S-K, for inclusion in each of the Company's annual proxy statements.

        17.   The Committee, through its Chair, shall report regularly to, and review with, the Board any issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the Company's independent auditor, the performance of the Company's internal audit function or any other matter the Committee determines is necessary or advisable to report to the Board.

        18.   The Committee shall at least annually perform an evaluation of the performance of the Committee and its members, including a review of the Committee's compliance with this Charter.

        19.   The Committee shall at least annually review and reassess this Charter and submit any recommended changes to the Board for its consideration.

 APPENDIX B

COMPENSATION COMMITTEE CHARTER
of the Compensation Committee
of ACCURAY INCORPORATED

        This Compensation Committee Charter (the "Charter") was adopted by the Board of Directors (the "Board") of ACCURAY INCORPORATED (the "Company") on December 20, 2006. This Charter was amended by the Board on December 4, 2007.

I. Purpose

        The purpose of the Compensation Committee (the "Committee") of the Board is (1) to discharge the Board's responsibilities relating to compensation of the Company's executives, including by designing (in consultation with management or the Board), recommending to the Board for approval, and evaluating the compensation plans, policies and programs of the Company and (2) to produce an annual report on executive compensation for inclusion in the Company's proxy materials in accordance with applicable rules and regulations. The Committee shall ensure that compensation programs are designed to encourage high performance, promote accountability and ensure that employee interests are aligned with the interests of the Company's stockholders.

        In addition to the powers and responsibilities expressly delegated to the Committee in this Charter, the Committee may exercise any other powers and carry out any other responsibilities delegated to it by the Board from time to time consistent with the Company's bylaws. The powers and responsibilities delegated by the Board to the Committee in this Charter or otherwise shall be exercised and carried out by the Committee as it deems appropriate without requirement of Board approval, and any decision made by the Committee (including any decision to exercise or refrain from exercising any of the powers delegated to the Committee hereunder) shall be at the Committee's sole discretion. While acting within the scope of the powers and responsibilities delegated to it, the Committee shall have and may exercise all the powers and authority of the Board. To the fullest extent permitted by law, the Committee shall have the power to determine which matters are within the scope of the powers and responsibilities delegated to it.

II. Membership

        The Committee shall be composed of at least three (3) directors as determined by the Board, none of whom shall be an employee of the Company and each of whom shall (1) satisfy the independence requirements of the Nasdaq Stock Market, (2) be a "non-employee director" within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and (3) be an "outside director" under the regulations promulgated under Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code").

        The members of the Committee, including the Chair of the Committee, shall be appointed by the Board. Committee members may be removed from the Committee, with or without cause, by the Board. Any action duly taken by the Committee shall be valid and effective, whether or not the members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership provided herein.

III. Meetings and Procedures

        The Chair (or in his or her absence, a member designated by the Chair) shall preside at each meeting of the Committee and set the agendas for Committee meetings. The Committee shall have the authority to establish its own rules and procedures for notice and conduct of its meetings so long as they are not inconsistent with any provisions of the Company's bylaws that are applicable to the Committee.

        The Committee shall meet on a regularly scheduled basis at least two times per year and more frequently as the Committee deems necessary or desirable.

        All non-management directors who are not members of the Committee may attend and observe meetings of the Committee, but shall not participate in any discussion or deliberation unless invited to do so by the Committee, and in any event shall not be entitled to vote. The Committee may, at its discretion, include in its meetings members of the Company's management, representatives of the independent auditor, the internal auditor, any other financial personnel employed or retained by the Company, legal counsel or any other person whose presence the Committee believes to be necessary or appropriate. Notwithstanding the foregoing, the Chief Executive Officer may not be present during voting or deliberations concerning his or her compensation, and the Committee may exclude from its meetings any persons it deems appropriate, including but not limited to, any non-management director who is not a member of the Committee.

        The Committee shall have the sole authority, as it deems appropriate, to retain and/or replace, as needed, any independent counsel, compensation and benefits consultants and other outside experts or advisors as the Committee believes to be necessary or appropriate. The Committee may also utilize the services of the Company's regular legal counsel or other advisors to the Company. The Company shall provide for appropriate funding, as determined by the Committee in its sole discretion, for payment of compensation to any such persons retained by the Committee.

        The Chair shall report to the Board following meetings of the Committee and as otherwise requested by the Chairman of the Board.

IV. Duties and Responsibilities

        1.     The Committee shall, at least annually, review the compensation philosophy of the Company.

        2.     The Committee shall, at least annually, (A) review and approve the corporate goals and objectives relating to the compensation of the Company's chief executive officer (CEO), chief financial officer (CFO), three most highly compensated executive officers other than the CEO and CFO and any other employee of the Company who may be a "covered employee" under Section 162(m) of the Code (the "Executive Officers"), (B) evaluate the performance of the Executive Officers in light of those goals and objectives and (C) approve the compensation of the Executive Officers based on such evaluations. Notwithstanding the foregoing, the performance of the Company's Chief Executive Officer shall be reviewed at least annually by the members of the Board who are "independent directors" as defined by the independence requirements of the Nasdaq Stock Market.

        3.     The Committee shall, at least annually, review and approve all elements of compensation for all other officers of the Company and, the Executive Officers, all other officers (as such term is defined in Rule 16a-1, promulgated under the Exchange Act), directors and all such categories of other employees of the Company or its subsidiaries as the Board shall determine.

        4.     The Committee shall review and approve all officers' employment agreements and severance arrangements, including the Executive Officers.

        5.     The Committee shall manage, review and approve all annual bonus, long-term incentive compensation, stock option, employee pension and welfare benefit plans, and with respect to each plan shall have responsibility for:

            (i)  general administration;

           (ii)  setting the performance targets under all annual bonus and long-term incentive compensation plans as appropriate and committing to writing any and all performance targets for all executive and senior officers who may be "covered employees" under Section 162(m) of the Code within the first 90 days of the performance period to which such target relates or, if shorter, within the period provided by Section 162(m) of the Code in order for such target to be "pre-established" within the meaning of Section 162(m);

          (iii)  certifying that any and all performance targets used for any performance- based equity compensation plans have been met before payment of any executive bonus or compensation or exercise of any executive award granted under any such plan(s);

          (iv)  approving all amendments to, and terminations of, all compensation plans (and any awards under such plans);

           (v)  granting any awards under any performance-based annual bonus, long-term incentive compensation and equity compensation plans, including stock options and other equity rights (e.g., restricted stock, stock purchase rights);

          (vi)  recommending to the Board for approval aggregate amounts available for payment pursuant to any performance-based annual bonus, long-term incentive compensation and equity compensation plans, including stock options and other equity rights;

         (vii)  approving which employees or consultants are entitled to awards under the Company's stock option plan(s); and

        (viii)  repurchasing securities from terminated employees.

All periodic plan reviews should include reviewing the plan's administrative costs, reviewing current plan features relative to any proposed new features, and assessing the performance of the plan's internal and external administrators if any duties have been delegated.

        6.     The Committee shall review the Compensation Discussion and Analysis section of the Company's Annual Report on Form 10-K or in the Company's proxy statement ("CD&A"), discuss the disclosure with management and recommend to the Board that the CD&A be included in the Company's Annual Report on Form 10-K or in the Company's proxy statement, as applicable.

        7.     The Committee shall establish and periodically review policies concerning perquisite benefits.

        8.     The Committee shall periodically review the need for a Company policy regarding compensation paid to the Company's executive officers in excess of limits deductible under Section 162(m) of the Code.

        9.     The Committee shall determine the Company's policy with respect to change of control or "parachute" payments.

        10.   The Committee shall manage and review executive officer and director indemnification and insurance matters.

        11.   The Committee shall manage and review any employee loans in an amount equal to or greater than $20,000.

        12.   The Committee shall prepare and approve the Compensation Committee report to be included as part of the Company's annual proxy statement.

        13.   The Committee shall evaluate its own performance on an annual basis, including its compliance with this Charter, and provide any written material with respect to such evaluation to the Board, including any recommendations for changes in procedures or policies governing the Committee. The Committee shall conduct such evaluation and review in such manner as it deems appropriate.

        14.   The Committee shall review and reassess this Charter at least annually and submit any recommended changes to the Board for its consideration.

        15.   The Committee shall review all public disclosures, including press releases and Current Reports on Form 8-K, concerning the Company's compensation practices, including:

            (i)  any disclosure concerning retirement, resignation or termination of employment for any "Named Executive Officer" (as defined in Rule 401 of the Securities Act of 1933) as well as any Executive Officer;

           (ii)  any disclosure concerning the entering into or material amendment of any material plan, contract, or arrangement with any Executive Officer, or the entry into of any such plan, contract or arrangement with a person who shall be an Executive Officer;

          (iii)  any disclosure concerning the entering into or material amendment of any material plan, contract, or arrangement made in connection with the election of a new director of the Company; and

          (iv)  any disclosure concerning the entering into, adopting or materially amending a material compensatory plan, contract or arrangement in which an Executive Officer or other "Named Executive Officer" is a party or has received a material grant or award under such plan, contract or arrangement.

V. Delegation of Duties

        In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee, except that it shall not delegate its responsibilities set forth in paragraphs 2, 3, 4, 5, 6 and 15 of Section IV above or for any matters that involve executive compensation or any matters where it has determined such compensation is intended to comply with Section 162(m) of the Code by virtue of being approved by a committee of "outside directors" or is intended to be exempt from Section 16(b) under the Exchange Act pursuant to Rule 16b-3 by virtue of being approved by a committee of "non-employee directors."

PROXY

ACCURAY INCORPORATED

PROXY FOR 2008 ANNUAL MEETING OF STOCKHOLDERS — NOVEMBER 13, 2008

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of ACCURAY INCORPORATED, a Delaware corporation, hereby acknowledges receipt of the notice of annual meeting of stockholders and proxy statement, each dated September 29, 2008, and hereby appoints Euan S. Thomson, Ph.D. and Holly R. Grey, and each of them, jointly and severally, as proxies and attorneys in fact, with full power of substitution, on behalf and in name of the undersigned, to represent the undersigned at the 2008 annual meeting of stockholders of Accuray Incorporated to be held on Thursday, November 13, 2008 at 10:00 a.m. PST, at the Four Seasons Silicon Valley at East Palo Alto, located at 2050 University Avenue, East Palo Alto, California 94303 and at any adjournment or postponement thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if personally present, on the matter set forth on the reverse side and, in accordance with their discretion, on any other business that may come before the meeting, and revokes all proxies previously given by the undersigned with respect to the shares covered hereby.

This proxy will be voted as directed, or if no contrary direction is indicated, will be voted “FOR” the election of directors in Proposal One and for the approval of Proposal Two and as said proxies deem advisable on such other matters as may properly come before the meeting.

(Continued and to be marked, dated and signed, on the other side)

BNY MELLON SHAREOWNER SERVICES
P.O. BOX 3550
Address Change/Comments	SOUTH HACKENSACK, NJ 07606-9250
(Mark the corresponding box on the reverse side)

FOLD AND DETACH HERE

You can now access your BNY Mellon Shareowner Services account online.

Access your BNY Mellon Shareowner Services shareholder/stockholder account online via Investor ServiceDirect® (ISD).

The transfer agent for Accuray Incorporated, now makes it easy and convenient to get current information on your shareholder account.

• View account status	• View payment history for dividends
• View certificate history	• Make address changes
• View book-entry information	• Obtain a duplicate 1099 tax form
• Establish/change your PIN

Visit us on the web at http://www.bnymellon.com/shareowner/isd

For Technical Assistance Call1-877-978-7778 between 9am-7pm

Monday-Friday Eastern Time

www.bnymellon.com/shareowner/isd

Investor ServiceDirect®

Available 24 hours per day, 7 days per week

TOLL FREE NUMBER: 1-800-370-1163

Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.bnymellon.com/shareowner/isd where step-by-step instructions will prompt you through enrollment.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE DIRECTORS IN PROPOSAL ONE AND “FOR” APPROVAL OF PROPOSAL TWO.	Please mark your votes as indicated in this example	☒

ANNUAL MEETING OF STOCKHOLDERS OF ACCURAY INCORPORATED November 13, 2008

		FOR ALL	WITHHOLD FOR ALL	*EXCEPTIONS		FOR	AGAINST	ABSTAIN
1. Election of Directors:		☐	☐	☐	2. To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending June 27, 2009.	☐	☐	☐
Nominees:
01	John R. Adler, Jr., M.D.
02	John P. Wareham

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the “Exceptions” box above and write that nominee’s name in the space provided below.)					MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.			☐

*Exceptions					PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE			☒

					Mark Here for Address Change or Comments	☐
SEE REVERSE

Signature	Signature	Date

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

FOLD AND DETACH HERE

WE ENCOURAGE YOU TO TAKE ADVANTAGE OF INTERNET OR TELEPHONE VOTING, BOTH ARE AVAILABLE 24 HOURS A DAY, 7 DAYS A WEEK.

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

ACCURAY INCORPORATED	INTERNET http://www.proxyvoting.com/aray Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.

OR

TELEPHONE 1-866-540-5760 Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of shareholders

The Proxy Statement and the 2008 Annual Report to Stockholders are available at:

http://bnymellon.mobular.net/bnymellon/aray

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

To vote by mail, mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

QuickLinks

NOTICE OF 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 13, 2008
TABLE OF CONTENTS
PROXY STATEMENT FOR 2008 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 13, 2008
QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION AND VOTING AT THE MEETING
Stockholder Proposals
Nomination of Director Candidates
PROPOSAL ONE—ELECTION OF DIRECTORS
PROPOSAL TWO—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
REPORT OF THE AUDIT COMMITTEE
REPORT OF THE COMPENSATION COMMITTEE
COMPENSATION DISCUSSION & ANALYSIS
EXECUTIVE COMPENSATION
COMPENSATION OF NON-EMPLOYEE DIRECTORS
SECURITY OWNERSHIP
CORPORATE GOVERNANCE AND BOARD OF DIRECTORS MATTERS
EXECUTIVE OFFICERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
WHERE YOU CAN FIND ADDITIONAL INFORMATION
OTHER MATTERS
APPENDIX A AUDIT COMMITTEE CHARTER of the Audit Committee of ACCURAY INCORPORATED
APPENDIX B COMPENSATION COMMITTEE CHARTER of the Compensation Committee of ACCURAY INCORPORATED